SETTLEMENT AGREEMENT

     THIS AGREEMENT ("Agreement") made this3rd day of November, 1998, by and between The COUNCIL OF UNIT OWNERS OF THE RESIDENCES AND INN AT HENDERSON'S WHARF, a Condominium, Incorporated (the "Council"), HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("HWLP"), CLAREMONT MANAGEMENT CORPORATION ("Claremont"), MCKENNA MANAGEMENT ASSOCIATES, INC. ("McKenna"), CREDIT SERVICE INTERNATIONAL BALTIMORE, INC. ("CSI"), TERENCE P. SULLIVAN ("Sullivan"), CHARLES
M. MORAN, JR. ("Moran"), CHARLES S. INTRAVAIA ("Intravaia"), BRIAN M. KRASON ("Krason") and JOSEPH V. BRADY ("Brady") (Claremont, McKenna, CSI, Sullivan, Moran, Intravaia, Krason and Brady are sometimes collectively referred to herein as the "Third Party Defendants") and RICHARD SASSI, a Maryland resident ("Sassi").

                           EXPLANATORY STATEMENT

             The Council is the council of unit owners for the residential condominium known as The Residences and Inn at Henderson's Wharf, located at 1000 Fell Street in Fells Point, Baltimore City, Maryland (the "Condominium"). HWLP operates and manages the Condominium. Sassi is the owner of Condominium Unit No. 402 and Parking Unit No. P-61 in the Condominium (collectively, the -Unit").

             The Council and HWLP filed a legal action against Sassi, known as The Council of Unit Owners of the Residences and Inn at Henderson's Wharf, A Condominium, Incorporated and Henderson's Wharf Baltimore, L.P: v. Richard Sassi, Civil Case No. 97-154-052-CC-2921, which is pending in the Circuit Court of Maryland for Baltimore City ("Lawsuit"). In the Lawsuit, the Council and HWLP assert claims against Sassi for delinquent condominium charges and assessments and nuisance (all of the Council's and HWLP's claims are hereinafter sometimes collectively referred to as the "Condominium's Claims").

             Sassi filed a (1) counterclaim in the Lawsuit against the Council and HWLP, as applicable, for violations of the Fair Debt Collection Practices Act, breach of contract, deceit and trespass (all of such claims being sometimes collectively referred to herein as the "Counterclaim").and (ii) third party complaint in the Lawsuit against the Third Party Defendants, as applicable, for violations of the Fair Debt Collection Practices Act, breach of contract, negligence, deceit and trespass (all of such claims being sometimes collectively referred to herein as the -Third Party Complaint").

             CSI filed a cross complaint in the Lawsuit against the Council. HWLP, Claremont, McKenna, Sullivan, Moran, Intravaia, Krason and Brady for indemnification for certain matters ("Cross Claim").

             The parties have agreed to compromise and settle all claims which any party has asserted or may assert in the Lawsuit, Counterclaim, Third Party Complaint or Cross Claim, or which any party may have arising out of the use or ownership or operation of the Unit. or any part thereof.

              NOW,  THEREFORE,   for  and  in  consideration  of  the  foregoing
  explanatory statements and the agreements hereinafter set forth, the sufficiency and legal adequacy of which the parties acknowledge, they do hereby agree as follows:

              I . Purchase of Unit. HWLP shall purchase the Unit from Sassi for a purchase price of One Hundred Ten Thousand Dollars ($110,000.00) ("Purchase Price") in accordance with the terms of an Agreement of Sale and Purchase attached hereto as Exhibit A and incorporated herein by reference ("Agreement of Sale"). The parties agree that the Purchase Price represents the fair market value of the Unit.

              2.  Settlement Sum. At the Closing (as defined in the Agreement of
  Sale), HWLP shall pay to Sassi the Purchase Price (subject to any adjustments and apportionments as set forth in the Agreement of Sale) plus, in settlement of any claims for alleged damage to the Unit or to the fair market value of the Unit, the additional sum of Sixty-Five Thousand Dollars ($65,000.00) ("Additional Payment"). The Purchase Price and the Additional Sum are sometimes hereinafter collectively referred to as the "Settlement Sum". The Purchase Price shall be reported on Form 1099-S and the Additional Payment shall be reported on Form 1099-MISC., Box 3.

              3. Attorneys' Fees. At Closing, HWLP shall pay to Sassi the sum of Twenty Thousand Dollars ($20,000.00) representing reimbursement of legal fees and other costs incurred by Sassi with respect to the Lawsuit, Counterclaim and Third Party Claim ("Sassi's Attorneys' Fees").

              4. Dismissal with Prejudice. At or before Closing, the Council, HWLP, Sassi and the Third Party Defendants shall execute a Notice of Dismissal with prejudice ("Notice of Dismissal") dismissing the Lawsuit, Counterclaim, Third Party Claim and Cross Claim. The Notice of Dismissal shall be filed promptly, the costs for which filing shall be split equally between HWLP and Sassi.

              5.   Releases.

                   (a) The  Council  and  HWLP,  for  themselves  and for  their officers, directors, employees, agents, principals and shareholders, and for all their respective successors and assigns, shall, at or by Closing, release and forever discharge, in the form attached hereto as Exhibit B (the "Release"), Sassi and the Third Party Defendants, their respective heirs, personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all claims, actions, suits, debts, counts, covenants, contracts, damages, judgments and demands of whatsoever kind or nature ("Claims"), which the Council and/or HVVLP, individually or collectively, ever had, or may now have, up to the date of the Release, pertaining in any way to the Unit (other than a breach by Sassi under the Agreement of Sale), including but not limited to any Claims which were raised or could have been raised in the Lawsuit.

                    (b)   Sassi,   for   himself   and   his   heirs,   personal
  representatives and assigns, shall, at or by Closing, release and forever discharge, in the form of Exhibit B, the Council, HWLP and the Third Party

Defendants,  their  respective  heirs,  personal  representatives,   successors,
assigns. officers, directors, employees, agents, principals and shareholders, from any and all Claims which Sassi ever had, or may now have, up to the date of the Release, pertaining in any way to the Unit (other than a breach by HWLP under the Agreement of Sale), including but not limited to any Claims which were raised or could have been raised in the Counterclaim or in the Third Party Complaint.

                   (c) The Third Party Defendants, for themselves and for their officers, directors, employees, agents, principals and shareholders, and for all their respective heirs, personal representatives, successors and assigns, shall, at or by Closing, release and forever discharge, in the form of Exhibit B, Sassi, the Council and HWLP, their respective heirs, personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all Claims which the Third Party Defendants, individually and/or collectively, ever had, or may now have, up to the date of the Release, pertaining in any way to the Unit, including but not limited to any Claims which were raised or could have been raised in the Cross Complaint.

             6. Contingency. The obligations of the parties as set out in this Agreement are contingent upon the simultaneous occurrence at or by Closing of the sale and purchase of the Unit pursuant to the terms of the Agreement of Sale, the payment of the Settlement Sum to Sassi. the payment of Sassi's
 Attorneys' Fees to Sassi, the execution of the Notice of Dismissal and the execution of the Release.

             7. Not an Admission. The parties have entered into this Agreement as a full and complete settlement and compromise of their respective claims as set forth in the Lawsuit, Counterclaim, Third Party Complaint and Cross Claim, or otherwise referenced in this Agreement. It is expressly understood and agreed that neither the execution of this Agreement, nor the tender or receipt of any payment, is intended, nor shall it be understood, as an acknowledgment of responsibility, an admission of liability, or other expression reflecting upon the merits of the claims. and any such responsibility or liabilities are expressly denied.

             8. Confidentiality . The parties agree that they shall not reveal to any third party the terms or conditions of this Agreement (except for the Agreement of Sale, which may be disclosed by the Council, HWLP or Sassi to anyone), except (i) with the express written consent of all parties; (ii) as reasonably may be required by any party's accountants, attorneys and other professionals; (111) as may be required by HWLP in connection with any securities or other regulatory filing; (iv) as may be required by HWLP in connection with any necessary or desirable communications with or among partners of HWLP; (v) as may be necessary to enforce the provisions of this Agreement or the Agreement of Sale; (vi) as may otherwise be required by law and (vii) except as may be required or desirable in connection with the administration or governance of the Condominium. The obligations under this paragraph shall survive any termination of this Agreement.

             9.    List of Exhibits.

                   A.    Form of Agreement of Sale

                    B.    Form of Release.

              10.   Miscellaneous.

                   (a) This Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and may not be amended, modified or terminated except by written amendment signed by all of the parties, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, personal representatives, heirs, legatees and assigns.

                   (b) Time is of the essence of performance of each of the obligations of the parties which are set forth above in this Agreement.

                   (c) This Agreement shall be governed by and construed according to the laws of the State of Maryland.

                   (d) This Agreement is made and entered into for the sole protection and benefit of the parties hereto, their successors and assigns, and no other person or entity shall directly or indirectly have any claims, rights or causes of action under, or be a beneficiary o any provision of this Agreement.

                   (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Agreement may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

                   IN WITNESS WHEREOF, the parties have duly executed and acknowledged this Agreement as of the date and year first written above.

 WITNESS/ATTEST:                     COUNCIL:

                                     THE   COUNCIL   OF  UNIT   OWNERS   OF  THE
                                     RESIDENCES AND INN AT HENDERSON'S  WHARF, a
                                     Condominium, Incorporated.


                                    By:_________________________________
                                          Name:________________________
                                          Title:_________________________

                                     HWLP:

                                    HENDERSON'S WHARF BALTIMORE L.P.

                                     By:  Henderson's Wharf Development
                                          Corporation, General Partner

                                    By:
                                      Name:
                                     Title:

                                    CLAREMONT:

                              CLAREMONT MANAGEMENT
                                    CORPORATION

                                    By:                           (SEAL)
                                      Name:
                                     Title:

                                    MCKENNA:

                                    MCKENNA MANAGEMENT ASSOCIATES, INC.

                                    By:                           (SEAL)
                                      Name:
                                     Title:

                                     CSI:

                                     CREDIT SERVICE INTERNATIONAL
                                 BALTIMORE, INC.

                                     By:                            (SEAL)
                                      Name:
                                     Title:

                                    SULLIVAN:

                                                                  (SEAL)
                               Terence P. Sullivan

                                    MORAN:

                                                                  (SEAL)
                              Charles M. Moran, Jr.

                                    INTRAVAIA:

                                                                  (SEAL)
                              Charles S. Intravaia

                                    KRASON:

                                                                  (SEAL)
                                 Brian M. Krason

                                    BRADY:

                                                                  (SEAL)
                                 Joseph V. Brady

                                    SASSI:

                                                                  (SEAL)
                                  Richard Sassi

                    EXHIBIT A TO SETTLEMENT AGREEMENT

                     AGREEMENT OF SALE AND PURCHASE

                      AGREEMENT OF SALE AND PURCHASE

                     THIS AGREEMENT OF SALE AND PURCHASE (this "Agreement") is made on this day of -1 1998 (the "Effective Date"), by and between RICHARD SASSI, a Maryland resident ("Seller") and HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Buyer").

                                   Background

                   Seller  is the  owner  of  Condominium  Unit  No.  402  (the
             "Unit")  in  The  Residences  and  Inn  at  Henderson's  Wharf,  a
             Condominium (the "Condominium"). together with all appurtenances and advantages thereunto pertaining, and Parking Unit No. P-61 and an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime. and together with all appliances, fixtures. equipment and personalty located in the Unit (collectively, the "Property").

                   Seller  desires  to sell and  convey  to  Buyer.  and  Buyer desires to purchase from Seller. the Property upon the terms and conditions set forth in this Agreement.

                                  Agreements

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and of other good and valuable consideration. the receipt and sufficiency of 9 which are hereby acknowledged, Seller and Buyer agree as follows:

     1. . SALE AND PURCHASE. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell to Buyer. and Buyer hereby agrees to purchase from Seller. the Property.

            2. PURCHASE PRICE AND PAYMENT. The purchase price to be paid by Buyer to Seller for the Property (the "Purchase Price") shall be the sum of One Hundred Ten Thousand Dollars ($110,000.00). The Purchase Price shall be paid at Closing (as hereinafter defined) by bank. cashier's, certified or title company check or by bank wire.

            3.    POSSESSION: RISK OF LOSS.

(a) At Closing, Seller shall deliver to Buyer possession of the Property, in broom clean condition, free of any and all tenancies.

                    (b) Until Closing, the Seller shall bear the risk of any damage to or destruction of the Property. From and after the date hereof and until Closing, the Seller shall. at its expense, (a) keep the Property insured against fire and such other insurable casualties as are commonly insured against by an all-risk casualty insurance policy, to its full insurable value, and (b) cause each such policy to be endorsed to name the Buyer (in its capacity as contract purchaser hereunder) as an additional insured thereunder as its interest may appear.

             4. TITLE. Fee simple title in and to the Property shall be marketable, insurable at standard rates on an ALTA Form B policy of owner's title insurance, and free and clear of all liens, encumbrances, leases, easements, covenants, conditions and restrictions, except for those matters shown on the title report attached hereto as Exhibit A and incorporated herein by reference (collectively, the "Permitted Property Exceptions"). From and after the Effective Date Seller shall not do or cause to be done anything which will affect the status of title of the Property. Notwithstanding anything to the contrary, Seller shall discharge any lien or encumbrance which is capable of being discharged by the payment of money. including anv deed of trust or mortgage.

             5. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller makes the following representations and warranties to Buyer. each of which shall be true and correct on the Effective Date and on the Closing Date (as hereinafter defined) and shall survive the Closing:

                   (a) The execution and deliver,., of this Agreement by Seller, and the performance by Seller of all terms and conditions contained herein, do not violate the terms of, are not in conflict with, and will not result in the breach of or default under (1) any agreement, commitment, obligation, contract or instrument under which Seller or the Property is bound or affected or (ii) any law, rule, regulation or court order by which the Property or Seller is affected.

                   (b) As of the Effective Date, all taxes, assessments, fees or other charges (other than condominium fees) affecting or pertaining to the Unit have been paid in full.

                   (c) There are no leases or tenancies with respect to the Property or any part thereof and there have not been any for the preceding six months. The Property has never been a single family residential rental dwelling as such term is defined in Article 13, Sections 46-55 of the Baltimore City Code (1976 Edition. as amended). Seller will not lease the Unit prior to Closing.

             6. CONDITIONS PRECEDENT TO CLOSING. The obligation of Buyer to purchase the Property pursuant to this Agreement shall be expressly conditioned upon and subject to the satisfaction (or written waiver by Buyer) of each of the following, conditions:

     (i) Each of the  representations  and  warranties  of Seller  contained  in
Section 5 shall be true as of the Closing Date: and

     (ii) Seller shall not be in default of any of its obligations under this Agreement.

                    If any one or more of such conditions precedent are not satisfied (or the satisfaction thereof is not waived in writing by Buyer) as of the Closing Date. then Buyer shall have the right, at its option, to terminate this Agreement by written notice thereof to Seller, and thereafter neither party shall have any further liability or obligation hereunder.

              7.    CLOSING; CLOSING COSTS, ADJUSTMENTS.

                   (a) The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., 27th Floor, One South Street, Baltimore, Maryland 21202, or at such other location in Baltimore City designated by Buyer, within sixty (60) days from the date of this Agreement upon not less than five (5) days prior notice from Buyer to Seller, at a time designated by Buyer ("Closing Date"). If the Closing Date as provided herein falls on a Saturday, Sunday or legal holiday. then the Closing Date shall be extended to the next day which is a business day.

(b) Buyer shall pay all recording costs and any costs charged by the council of unit owners of the Condominium in connection with such conveyance.

                   (c) All  fees  (other  than  condominium  fees).  all  taxes, general or special. and all other public and governmental charges or assessments against the Property which are or may be payable on an annual or semi-annual basis (including metropolitan and other benefit charges. assessments. liens or encumbrances) shall be adjusted and apportioned as of the Closing and are to be assumed and paid thereafter by Buyer, whether or not the assessments have been levied as of the Closing.

                   (d) All outstanding condominium fees assessed against the Property up through the date of Closing shall be paid by Buyer at Closing.

                   (e) All water and sewer bills for the Property shall be adjusted as of the Closing based on prior bills and all gas and/or electric bills shall be adjusted as of the Closing based on meter reading or prior bills.

             8.    RECORDATION AND TRANSFERTAXES. OTHER COSTS.

                   (a) SECTION 14-104 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND PROVIDES THAT, UNLESS OTHERWISE NEGOTIATED IN THE CONTRACT OR PROVIDED BY STATE OR LOCAL LAW, THE COST OF ANY RECORDATION TAX OR STATE OR LOCAL TRANSFER TAX SHALL BE SHARED EQUALLY BY BUYER AND SELLER. This statement is provided for informational purposes only. Except as provided in subsection (b) below, Buyer shall pay the total cost of all documentary stamps, recordation taxes and transfer taxes imposed upon the transfer of the Property.

                   (b) This subsection applies if Buyer is a first-time Maryland home buyer who will reside in the Property. If there are two or more Buyers, then each Buyer must be someone who is a first-time Maryland home buyer, or someone who will not occupy the house as a principal residence and who is a co-maker or guarantor of a purchase money deed of trust or mortgage for the benefit of the first-time Maryland home buyer. A "first-time Maryland home buyer" means an individual who has never owned in the State of Maryland residential real property that has been his or her principal residence.
  Section 14-104 of the Real Property Article of the Annotated Code of Maryland provides that:

                   (i)   Buyer's portion of the State transfer tax is waived;

                   (ii) State transfer tax will be reduced to 0.25% of the sales price of the property;

                   (iii) the entire amount of the State transfer tax shall be paid by Seller; and

(iv) the entire amount of recordation tax and local transfer tax shall be paid by Seller unless there is an express agreement between Buyer and Seller that the recordation tax and local transfer tax will not be paid entirely by Seller. In this Agreement, the parties agree that the costs of transfer tax and recordation tax shall be paid by Buyer.

                   ___   check if first-time Maryland Home Buyer.

             9.      DEFAULT.

                   (a) If Buyer shall have fully performed its obligations hereunder and Seller breaches this Agreement or otherwise falls to perform or observe any of the covenants or obligations to be performed or observed by Seller hereunder, or if any of Seller's representations or warranties hereunder is incorrect or untrue as of the Closing Date. Buyer shall have the right to
 (i) enforce Buyer's right of specific performance, (ii) bring suit for all damages suffered by reason of Seller's action or inaction, and/or (111) enforce any and all other remedies available to Buyer at law or in equity.

                   (b) If Seller shall have fully performed its obligations hereunder and Buyer breaches this Agreement or otherwise fails to perform or observe any of the covenants or obligations to be performed or observed by Buyer hereunder. Seller shall have the right to (1) enforce Seller's right of specific performance, (11) bring suit for all damages suffered by reason of Buyer's action or inaction, and/or (111) enforce any and all other remedies available to Seller at law or in equity.

                   (c) In the event of litigation, the prevailing party shall be entitled to reasonable attorneys' fees and costs of litigation.

              10. CLOSING DOCUMENTS.

                  (a) At Closing,  upon  payment of the Purchase  Price,  Seller shall execute and deliver to the closing officer or title company representative a special warranty deed, with covenants of further assurances, in the form attached hereto as Exhibit B and incorporated herein by reference, conveying fee simple title to the Property to Buyer free and clear of all liens, encumbrances, leases, easements, covenants, conditions. restrictions and other title exceptions other than the Permitted Property Exceptions.

                   (b) On the Closing Date, Buyer shall execute, acknowledge and
 deliver  all   additional   documents  that  may  reasonably  be  necessary  or
 appropriate to carry out the provisions hereof.

              11. OPERATIONS PENDING CLOSING. From and after the dates listed below, the parties shall perform as follows:

                   (a) From and after the Effective Date, Seller shall promptly furnish to Buyer copies of any and all notices or communications that Seller receives from (i) any governmental or quasi-governmental entities. or any other body having jurisdiction with respect to the use and occupancy or physical condition of the Property. and/or (ii) any other notice or communication relating to the Property.

                   (b) From and after the Effective Date, Seller shall promptly furnish to Buyer written notice of any event or condition that causes or may tend to cause a change in the facts relating to, or the accuracy, completeness or truth of. any of the representations, warranties. covenants, or any of the information provided herein.

                   (c) From and after the Effective Date, neither Seller nor Seller's agents. affiliates or employees shall sell, offer for sale, permit the use of, negotiate with respect to, or otherwise deal in the sale, lease or other transfer of the Property or any interest therein.

             12. BROKERAGE. Each party represents and warrants to the other that it has dealt with no agent, broker or finder in connection with this Agreement. and each party shall indemnify, defend and save harmless the other from and against any loss, cost. damage or expense (including reasonable attorneys' fees) arising from a breach of such representation or warranty.

             13. NOTICES. All notices hereunder shall be in ,writing and shall be (i) delivered via commercial messenger delivery service with same day or overnight receipted delivery, or (ii) mailed, registered or certified U.S. mail, return receipt requested first class postage prepaid, and shall be addressed as follows:

              If to Seller:    Henderson's Wharf Baltimore L.P.
                               c/o Gunn Financial, Inc.
                               45 Broad Street
                               Boston, MA 02109
                               ATTN: Charles Intravaia
                               Telecopy No. (617)338-6164

              With a copy to:  Richard Rubin, Esquire
                         Neuberger, Quinn, Gielen, Rubin
                                 & Gibber, P.A.
                           Commerce Place, 27th Floor
                               One South Street
                         Baltimore, Maryland 21202-3201
                           Telecopy No. (410) 332-8594

             If to Buyer:      Richard Sassi
                               10 East Lee Street
                               Unit 1509
                               Baltimore. Maryland 21202
                               Telecopy No. (410)__________

             With a copy to    Bruce D. Brown, Esquire
                               Siskind, Grady,  Rosen & Hoover, P.A.
                               Jefferson Building
                               Two East Fayette Street
                               Baltimore, Maryland 21202
                               Telecopy No. (410) 332-0269

 Notices that are delivered by commercial messenger shall be deemed effective upon delivery to the commercial messenger. Notices that are sent by registered or certified mail shall be deemed delivered and effective the day the same is deposited in the U.S. malls. Each party may change its address or telecopy number giving written notice as provided above. All notices shall also be sent via telecopy to the number set forth above on the same day as such notice is deposited with the messenger or U.S. Post Office.

             14. RESALE NOTICE. SELLER IS REQUIRED BY LAW TO FURNISH TO BUYER NOT LATER THAN FIFTEEN (15) DAYS PRIOR TO THE CLOSING CERTAIN INFORMATION CONCERNING THE CONDOMINIUM WHICH IS DESCRIBED IN ss.11-135 OF THE MARYLAND CONDOMINIUM ACT. THIS INFORMATION MUST INCLUDE AT LEAST THE FOLLOWING:

(1)   A COPY OF THE DECLARATION (OTHER THAN THE
 PLATS);

                    (11)  A COPY OF THE BYLAWS;

                    (111) A COPY OF THE RULES AND REGULATIONS OF
  THE CONDOMINIUM;

                    (IV) A CERTIFICATE CONTAINING:

                         (1) A STATEMENT  DISCLOSING  THE EFFECT ON THE PROPOSED
CONVEYANCE OF ANY RIGHT OF FIRST REFUSAL OR OTHER RESTRAINT ON THE FREE ALIENABILITY OF THE UNIT, OTHER THAN ANY RESTRAINT CREATED BY THE UNIT OWNER;

                         (2)   A STATEMENT OF THE AMOUNT OF THE MONTHLY COMMON
EXPENSE ASSESSMENT AND ANY UNPAID COMMON EXPENSE OR SPECIAL ASSESSMENT CURRENTLY DUE AND PAYABLE FROM THE SELLING UNIT OWNER;

                         (3) A STATEMENT OF ANY OTHER FEES PAYABLE BY THE UNIT
OWNERS TO THE COUNCIL OF UNIT OWNERS;

                         (4) A STATEMENT OF ANY CAPITAL EXPENDITURES APPROVED
BY THE COUNCIL OF UNIT OWNERS OR ITS AUTHORIZED DESIGNEE PLANNED AT THE TIME OF THE CONVEYANCE WHICH ARE NOT REFLECTED IN THE CURRENT OPERATING BUDGET INCLUDED IN THE CERTIFICATE;

                         (5)   THE MOST RECENTLY PREPARED BALANCE SHEET AND
INCOME AND EXPENSE STATEMENT, IF ANY, OF THE CONDOMINIUM;

                         (6) THE CURRENT OPERATING BUDGET OF THE CONDOMINIUM, INCLUDING DETAILS CONCERNING THE AMOUNT OF THE RESERVE FUND FOR REPAIR AND REPLACEMENT OF ITS INTENDED USE, OR A STATEMENT THAT THERE IS NO RESERVE FUND;

                         (7) A STATEMENT OF ANY JUDGMENTS AGAINST THE CONDOMINIUM AND THE EXISTENCE OF ANY PENDING SUITS TO WHICH THE COUNCIL OF UNIT OWNERS IS A PARTY;

                         (8) A STATEMENT  GENERALLY  DESCRIBING ANY INSURANCE
POLICIES PROVIDED FOR THE BENEFIT OF THE UNIT OWNERS, A NOTICE THAT THE POLICIES ARE AVAILABLE FOR INSPECTION STATING THE LOCATION AT WHICH THEY ARE AVAILABLE, AND A NOTICE THAT THE TERMS OF THE POLICY PREVAIL OVER THE GENERAL DESCRIPTION;

                         (9) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT
OWNERS HAS KNOWLEDGE THAT ANY ALTERATION OR IMPROVEMENT TO THE UNIT OR TO THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES OR REGULATIONS;

                         (10) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT, THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT, OR ANY OTHER PORTION OF THE CONDOMINIUM;

                         (11) A STATEMENT OF THE REMAINING TERM OF ANY LEASEHOLD ESTATE AFFECTING THE CONDOMINIUM AND THE PROVISIONS GOVERNING ANY EXTENSION OR RENEWAL OF IT; AND

                         (12) A DESCRIPTION OF ANY  RECREATIONAL OR OTHER
FACILITIES WHICH ARE TO BE USED BY THE UNIT OWNERS OR MAINTAINED BY THEM OR THE COUNCIL OF UNIT OWNERS, AND A STATEMENT AS TO WHETHER OR NOT THEN' ARE TO BE A PART OF THE COMMON ELEMENTS; AND

                   (V) A STATEMENT BY THE UNIT OWNER AS TO WHETHER THE UNIT OWNER HAS KNOWLEDGE:

                         (1) THAT ANY  ALTERATION  TO THE  UNIT OR TO THE
LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES AND REGULATIONS;

                         (2) OF ANY  VIOLATION  OF  THE  HEALTH  OR  BUILDING
CODES WITH RESPECT TO THE UNIT OR THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT; AND

                         (3) THAT THE UNIT IS SUBJECT TO AN EXTENDED  LEASE
UNDER 11-137 OF THE MARYLAND CONDOMINIUM ACT OR UNDER LOCAL LAW, AND IF SO, A COPY OF THE LEASE MUST BE PROVIDED.

             BUYER WILL HAVE THE RIGHT TO CANCEL THIS AGREEMENT WITHOUT PENALTY, AT ANY TIME WITHIN SEVEN (7) DAYS FOLLOWING DELIVERY TO BUYER OF ALL OF THIS INFORMATION. HOWEVER, AFTER THE CLOSING, BUYER'S RIGHT TO CANCEL THIS AGREEMENT IS TERMINATED.

              15. DISCLOSURE/DISCLAIMER STATEMENT. Attached hereto as Exhibit C and incorporated herein by reference is a notice to Buyer advising Buyer of Buyer's rights under 10-702 of the Real Property Article of the Annotated Code of Maryland. Buyer acknowledges receipt of. and has executed, a copy of such notice. Pursuant to the provisions of ss.10-702 of the Real Property Article of the Annotated Code of Maryland, Seller has delivered to Buyer the written residential property disclaimer statement on the form attached hereto as Exhibit D and incorporated herein by reference.

              16. CERTIFICATE OF NON-FOREIGN STATUS. At Closing, Seller shall provide Buyer with either (i) an certificate of non-foreign status in substantially the form attached hereto as Exhibit E, stating that Seller is not a foreign person (as that term is defined in Section 1445 of the Internal Revenue Code) and providing Seller's tax identification number, or (ii) a "Qualifying Statement" as such term is defined by Section 1445 of the Internal Revenue Code.

                   MISCELLANEOUS PROVISIONS.

                   (a) This Agreement contains the sole, final and entire agreement between the parties and is intended to he an integration of all prior and contemporaneous agreements, conditions and undertakings between the parties. There are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as herein set forth.

                   (b) This Agreement may be amended by and only by an instrument executed and delivered by Seller and Buyer.

                   (c) This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs. devisees.
  legatees, legal representatives. successors and assigns.

                   (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

                   (e) All provisions hereof shall survive the Closing Date, unless otherwise provided herein.

                   (f) Each of the parties agrees to execute and deliver upon reasonable demand of the other any document or instrument that such other party reasonable, deems necessary or desirable to evidence or accomplish the rights herein conferred or to implement or consummate the purposes and intent hereof.

                   (g)   Time is of the essence.


                   (h) No determination by any court, governmental or administrative entity or otherwise that any provision of this Agreement or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with. applicable law.

                   (i) This Agreement may be executed in one or more counterparts. each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Agreement may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

                   (j) The following exhibits are attached to, and made a part of. this Agreement:


                         A - Permitted Property Exceptions

                         B - Form of Deed

                    C - Notice to Buyer - Property Disclosure

                         D - Property Disclaimer Statement

                      E - Certificate of Non-Foreign Status

     IN WITNESS WHEREOF. the parties hereto have duly executed this Agreement tinder seal on the date first above written.

 WITNESS/ATTEST:                  SELLER:

                                                            (SEAL)
                                  Richard Sassi

 WITNESS:                         BUYER:

                                  HENDERSON'S WHARF BALTIMORE L.P.

                                   By:Henderson's Wharf  Development
                                      Corporation. General Partner


                                    By:                                (SEAL)
                                      Name:
                                      Title

                                  EXHIBIT A TO
                         AGREEMENT OF SALE AND PURCHASE

                          PERMITTED PROPERTY EXCEPTIONS

                                  SCHEDULE B
                          EXCEPTIONS FROM COVERAGE
                                                           Policy No.

                                                           File No.1980348




1 Taxes payable on an annual basis have been paid through the fiscal year ending June 30, 1999, and other public charges including assessments by any County, Municipality, Metropolitan District or Commission) payable on an annual basis have been paid through the year ending December 31-, 1998. This policy does insure against the balance of any public charges (including assessments by any County, Municipality, Metropolitan District or Commission) payable on an annual basis subsequent to the year ending December 31, 1998. Nor does this policy insure against possible future tax levies, nor against possible public charges as defined above that have not been levied or assessed, which future taxes, charges and assessments are not now due and payable.

3. Declaration of the Residences and Inn at Henderson's Wharf, a condominium, by Carley Capital Group dated August 30, 1988 and recorded among the Land Records of Baltimore City in Liber SEBNo. 1821, folio 20, as amended by the following:
     a) Amendment to Declaration dated April 3, 1989 and recorded among the aforesaid Land Records in Liber SEB No. 2081, folio 329'
     b) Second Amendment to Declaration dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 230; and
     c) Third Amendment to Declaration dated December 14, 1992 and recorded among the aforesaid Land Records in Liber SEB NO. 3578, folio 030.

4. Amended and Restated Henderson's Wharf Disposition Agreement dated October 19, 1984 and recorded among the Land Records of Baltimore City in Liber SEB No. 335, folio 362, as amended by First Amendment to Amended and Restated
Henderson's Wharf Disposition Agreement dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 264.

                     CONTINUATION OF SCHEDULE B PART I
  File No. 1951576

  5. Building Perimeter Easement and Connecting Easement established by Pedstrian Promenade Easement Agreement dated October 19, 1984 and recorded among th Land Records of Baltimore City in Liber SEC No. 335, folio 204, by and between Carley Capital Group and Mayor and City Council of Baltimore, as amended by the following:
a) Amendment of Pedestrain Promenade Easement Agreement dated April 6, 1987 and recorded amont the aforesaid Land Records in Liber SEB No. 1308, folio 589; and
b) Second Amendment to Pedestrian Promenade Easement Agreement dated July 31 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 241;

6. Easement to the benefit of the Marina Owner over the Building Perimeter Easement and Commercial Courtyard Area, as established by Reciprocal Easement Agreement dated August 31, 1988 and recorded among the Land Records of Baltimore City in Liber SEB No. 1824, folio 162, by and between Carley Capital Group and The Council of Unit Owners of The Residences and Inn at Henderson's Wharf, a Condominium, Incorporated, as amended by:
a) Amendment to Reciprocal Easement Agreement dated July 31, 1998 and recorded among the aforesaid Land Records in Liber SEB No. 2822, folio 277; and
b) Second Amendment to Reciprocal Easement Agreement dated February 27, 1990 and recorded among the aforesaid Land Records in Liber SEB 5395, folio 91.

     7.Terms, conditions, easements, restrictions and other criteria as shown on the Plats entitled "The Residences at Henderson's Wharf, a Condominium:, as follows: a) Sheets 1 of 11 through 11 of 11 dated August, 1988 and recorded as Condominium Plat SEB No. 232; and b) Sheets 1 of 11 through 11 of 11 dated September, 1988 and revised December 14, 1992 and recorded as Condominium Plat SEB No. 298.

                                  EXHIBIT B TO
                         AGREEMENT OF SALE AND PURCHASE

                                      DEED

                                     DEED

     THIS DEED ("Deed") is made on this day of , 1998, from RICHARD SASSI ("Grantor") to HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Grantee").

             The Grantor for a consideration of One Hundred Ten Thousand Dollars ($110,000.00) grants, conveys and assigns to the Grantee, its successors and assigns, in fee simple. the real property located in Baltimore City, Maryland, and described as follows:

     Condominium Unit No. 402 ("Unit") and Parking Unit No. P-61 ("Parking Unit") in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM ("Condominium"), a condominium established under the provisions of Title I I of the Real Property Article of the Annotated Code of Maryland (1988 Replacement Volume as amended) by the operation and effect of a Declaration dated August 30, 1988. and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821. page 20. et. seq.. made by Carley Capital Group (hereinafter together with any amendments thereto, referred to as the
"Declaration"), all as the Unit, the Parking Unit and the Condominium are defined in tile Declaration and are shown on those certain plats entitled "Condominium Plat. The Residences and Inn at Henderson's Wharf, a Condominium." dated August. 1988. and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232, Sheets I through 11, as amended (all of which plats, together with any supplements thereto, are hereinafter referred to collectively as the "Condominium Plats").

     The improvements thereon being known as 1000 Fell Street, Unit No. 402, along with Parking Unit No. P-61 are hereinafter referred to as the "Property", and

             Being the same property described in a Deed from Carley Capital Group to Grantor dated September 6. 1988 and recorded among the Land Records in Liber 1856, folio 239.

             TOGETHER WITH all improvements contained in the Property. and all appurtenances and advantages thereunto pertaining, including an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime as set forth in the Declaration, the Bylaws and the Condominium Plats.

             TO HAVE AND TO HOLD the property hereby conveyed to Grantee. its successors and assigns. in fee simple. forever.

             The Grantor hereby covenants that it has not done or suffered to be done anv act. matter or thing whatsoever to encumber the property hereby conveyed. that it will warrant specially the property hereby-, and that it will execute such further assurances of the same as may be requisite.

              IN WITNESS WHEREOF, the Grantor has executed this Deed under seal oil the date first above written.

  WITNESS:                     GRANTOR:

                                                                          (SEAL)
                               Richard Sassi


  STATE OF MARYLAND           )
                              )
                              ) to wit:
 COUNITY OF                   )

             I HEREBY CERTIFY that on this day of . 1998. before me, the subscriber, a Notary Public of the State of Maryland, personally appeared RICHARD SASSI. known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument. and he acknowledged that he executed the foregoing, instrument for the purposes therein contained.

             IN WITNESS WHEREOF, I have hereunto set rny hand and Notarial Seal.




                                  Notary Public

 My Commission Expires:

                                 CERTIFICATE

     THE UNDERSIGNED, AN ATTORNEY ADMITTED TO PRACTICE BEFORE THE COURT OF APPEALS OF MARYLAND, HEREBY CERTIFIES THAT THE ABOVE INSTRUMENT WAS PREPARED BY ME OR UNDER MY SUPERVISION.




                           Susan M. Wilkins, Attorney


 MR./MS. CLERK: AFTER THIS DEED OF EXCHANGE HAS BEEN RECORDED, PLEASE RETURN TO:

                        Susan M. Wilkins, Esq
                        Neuberger, Quinn. Gielen. Rubin
                        & Gibber. P.A.
                        Commerce Place, 27th Floor
                        One South Street
                        Baltimore, Maryland 21202-3201

                                  EXHIBIT C TO
                         AGREEMENT OF SALE AND PURCHASE

                       NOTICE TO BUYER-PROPERTY DISCLOSURE

                        NOTICE TO BUYER OF BUYER'S RIGHT
                    UNDER MARYLAND'S PROPERTY DISCLOSURE LAW

 NOTE: This Notice does not apply to: (1) The initial sale of single family residential real property; (2) a transfer that is exempt from the transfer tax under ss. 13-207 of the Tax-Property Article, except land installment contracts of sale under ss. 1 3-207(l 1) of the Tax-Property Article and options to purchase real property under ss. 13-207(12) of the Tax-Property Article; (3)a sale by a lender acquiring the real property by foreclosure or deed in lieu of foreclosure; (4) a sheriffs sale, tax sale, or sale by foreclosure, partition or by court appointed trustee; (5) a transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust; or (6) a transfer of single family residential real property to be converted by the buyer into a use other than residential use or to be demolished.

     SECTION 10-702 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND ("SECTION 10-702") REQUIRES THAT SELLERS OF SINGLE FAMILY RESIDENTIAL PROPERTY PROVIDE YOU. THE BUYER. ON OR BFFORF ENTERING INTO A CONTRACT OF SALE,
EITHER:

       (A) A WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT LISTING ALL DEFECTS OR INFORMATION OF WHICH THE SELLER HAS ACTUAL KNOWLEDGE IN RELATION TO THE
 FOLLOWING:

             (I) WATER AND SEWER SYSTEMS, INCLUDING THE SOURCE OF HOUSEHOLD WATER, WATER TREATMENT SYSTEMS, AND
             SPRINKLER SYSTEMS,

             (II)           INSULATION.

             (III)          STRUCTURAL SYSTEMS, INCLUDING THE ROOF. WALLS.
             FLOORS. FOUNDATION. AND ANY BASEMENT,

             (IV)           PLUMBING. ELECTRICAL. HEATING. AND AIR
             CONDITIONING SYSTEMS:

             (V)            INFESTATION OF WOOD-DESTROYING INSECTS:

             (VI)           LAND USE MATTERS.

             (VIl) HAZARDOUS OR REGULATED MATERIALS, INCLUDING ASBESTOS, LEAD-BASED PAINT. RADON. UNDERGROUND STORAGE TANKS, AND LICENSED LANDFILLS: AND

             (VIII)      ANY OTHER MATERIAL DEFECTS KNOWN TO THE
              SELLER;OR

        (B)   A WRITTEN DISCLAIMER STATEMENT PROVIDING  THAT:

              (I) THE SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION OF THE REAL PROPERTY OR ANY IMPROVEMENTS ON THE REAL PROPERTY; AND

             (II) THE BUYER WILL BE RECEIVING THE REAL PROPERTY "AS IS", WITH ALL DEFECTS THAT MAY EXIST, EXCEPT AS OTHERWISE PROVIDED IN THE CONTRACT OF SALE.

     AT THE TIME THE DISCLOSURE OR DISCLAIMER STATEMENT IS DELIVERED TO YOU, YOU ARE REQUIRED TO DATE AND SIGN A WRITTEN ACKNOWLEDGEMENT OF RECEIPT. WHICH SHALL BE INCLUDED IN OR ATTACHED TO THE CONTRACT OF SALE.

       YOU ARE HEREBY NOTIFIED THAT, IN CERTAIN CIRCUMSTANCES. YOU HAVE THE RIGHT TO RESCIND YOUR CONTRACT OF SALE WITH THE SELLER IF THE YOU SELLER FAILS TO DELIVER TO YOU THE WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT. SECTION 10-702 PROVIDES THAT A BUYER WHO DOES NOT RECEIVE THE DISCLOSURE STATEMENTON OR BEFORE ENTERING INTO THE CONTRACT OF SALE HAS THE UNCONDITIONAL RIGHT, UPON WRITTEN NOTICE TO THE SELLER OR SELLER'S AGENT:

             (I) TO RESCIND THE CONTRACT OF SALE AT ANY TIME BEFORE THE RECEIPT OF THE DISCLOSURE STATEMENT OR WITHIN 5 DAYS FOLLOWING RECEIPT OF THE DISCLOSURE STATEMENT, AND

             (II) TO THE IMMEDIATE RETURN OF ANY DEPOSITS MADE ON ACCOUNT OF THE CONTRACT.

 IF THE DISCLOSURE STATEMENT IS DELIVERED TO YOU LATER THAN 3 DAYS AFTER THE SELLER ENTERS INTO A CONTRACT OF SALE WITH YOU. THE CONTRACT IS VOID. YOUR RIGHT TO RESCIND THE CONTRACT OF SALE UNDER SECTION 10-702 TERMINATES IF NOT EXERCISED BEFORE MAKING A WRITTEN APPLICATION TO A LENDER FOR A MORTGAGE LOAN. IF THE LENDER DISCLOSES IN WRITING AT OR BEFORE THETINIE APPLICATION IS MADE THAT THE RIGHT TO RESCIND TERMINATES ON SUBMISSION OF THE APPLICATION.

     YOUR RIGHTS AS A BUYER UNDER SECTION 10-702 MAYNOT BE WAIVED IN THE CONTRACT OF SALE AND ANY ATTEMPTED WAIVER IS VOID. YOUR RIGHTS

  AS THE BUYER TO TERMINATE THE CONTRACT UNDER SECTION 10-702 ARE WAIVED CONCLUSIVELY IF NOT EXERCISED BEFORE:

     (I) CLOSING OR OCCUPANCY BY YOU, WHICHEVER OCCURS FIRST, IN THE EVENT OF A SALE; OR

     (II) OCCUPANCY, IN THE EVENT OF A LEASE WITH OPTION TO PURCHASE.

 THE INFORMATION CONTAINED IN THE PROPERTY CONDITION DISCLOSURE STATEMENT IS THE REPRESENTATION OF THE SELLER AND NOT THE REPRESENTATION OF THE REAL ESTATE BROKER OR SALESPERSON, IF ANY. THE SELLER IS NOT REQUIRED TO UNDERTAKE OR PROVIDE AN INDEPENDENT INVESTIGATION OR INSPECTION OF THE PROPERTY IN ORDER TO MAKE THE DISCLOSURES REQUIRED BY SECTION 10-702. THE SELLER IS NOT LIABLE FOR AN ERROR. INACCURACY OR OMISSION IN THE DISCLOSURE STATEMENT IF THE ERROR, INACCURACY. OR OMISSION %VAS BASED UPON INFORMATION THAT WAS NOT WITHIN THE ACTUAL KNOWLEDGE OF THE SELLER: OR \VAS PROVIDED TO THE SELLER BY A THIRD PARTY.

       YOU HAVE THE RIGHT TO OBTAIN PROFESSIONAL ADVICE ABOUT THE PROPERTY OR OBTAINAN INSPECTION OF THE PROPERTY.

     THE UNDERSIGNED BUYER(S) ACKNGWLEDGES RECEIPT OF THIS NOTICE ON THE DATE INDICATED BELOW.
WITNESS:                                  HENDERSON'S
                                          WHARF BALTIMORE L.P.
                                          By: Henderson's Wharf
                                              Development Corp.,
                                              General Partner

                                       By:
                                     Narne:
                                     Titie:
                                      Date:

                                  EXHIBIT D TO
                         AGREEMENT OF SALE AND PURCHASE

                          PROPERTY DISCLAIMER STATEMENT

               MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

                           NOTICE TO SELLER AND BUYER

 Section 10-702 of the Real Property Article, Annotated Code of Maryland, requires the owner of certain residential real property to furnish to the BUYER either (a) a RESIDENTIAL PROPERTY DISCLAIMER STATEMENT stating that the owner is selling the property "as is" and makes no representations or warranties as to the condition of the property or any improvements on the real property, except as otherwise provided in the contract of sale, or (b) a RESIDENTIAL PROPERTY DISCLOSURE STATEMENT disclosing defects or other information about the condition of the real property actually known by the owner. Certain transfers of residential property are excluded from this requirement (see the exemptions listed below).

  MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

 NOTICE TO OWNER(S): Sign this statement only if you elect to sell the property without representations and warranties as to its condition, except as otherwise provided in the contract of sale, otherwise, complete and sign the RESIDENTIAL PROPERTY DISCLOSURE STATEMENT.

  Property Address:1000 Fell Street, Condominium Unit No. 402, along with Parking Unit No. P-6 1.

     Legal Description: Condominium Unit No. 402 and Parking Unit No. P-61 in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM, as established pursuant to a Declaration dated August 30, 1988, and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821, page
20. as amended by Amendment to Declaration dated April 3, 1989 and recorded among the Land Records at Liber S.E.B. No. 2081, folio 329. and as further amended by Second Amendment to Declaration dated July 31. 1990, and recorded among the Land Records at Liber S.E.B. No. 2563. folio 230. and as further amended by Third Amendment to Declaration dated as of December 14. 1992, and recorded among the Land Records at Liber S.E.B. No. 3578. folio 30 (as amended. the "Declaration"). and the Bylaws attached thereto (the "Bylaws"). and as shown on those certain plats entitled "Condominium Plat. The Residences and Inn at Henderson's Wharf, a Condominium." dated August, 1988, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232. Sheets I through 11. as amended by condominium plats dated December 14, 1992. and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. 298, Sheets 1through 11(as arnended, the "Condominium Plats").

  undersigned owner(s) of the real property described above make no representations or warranties as to the condition of the real property or any improvements thereon, and the BUYER will be receiving the real property "as is", with all defects which may exist, except as otherwise provided in the real estate contract of sale. The owner(s) acknowledge having carefully examined this statement and further acknowledge that they have been informed of their rights and obligations under Section ss. 10-702 of the Maryland Real Property Article.

  SELLER:                                                      (SEAL)
                               Richard Sassi

                               Date:

 The BUYER(s) acknowledge receipt of a copy of this disclaimer statement and further acknowledge that he has been informed of his rights and obligations under Section ss.10-702 of the Maryland Real Property Article.

 BUYER:                       HENDERSON'S WHARF BALTIMORE L.P.

                                               By:Henderson's Wharf Development
                                               Corporation, General Partner

 Date:                                     By:                        (SEAL)
                                                 Name:
                                                 Title:


                  MARYLAND RESIDENTIAL PROPERTY DISCLOSURE ACT

     10-702. Exemptions. - The following are specifically excluded from the provisions of Section 10-702:

1.    The initial sale of single family Residential Real Property

2. A transfer that is exempt from the transfer tax under 13-207 of the Tax-Property Article, except land installment contracts of sale under 13-207(11) of the Tax-Property Article except land installment Contracts of Sale under 13-207(11) of the Tax Property Article and options to purchase real property under 13-207(12) of the Tax-Property Article;

3. A sale by a lender acquiring the Real Property by foreclosure or deed in lieu of foreclosure;

4. A sheriff's sale, tax sale, or sale by foreclosure, partition, or by court appointed trustee;

5. A transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust; or

6. A transfer of single family Residential Real Property to be converted by the Buyer into a use other than residential use or to be demolished.

                                  EXHIBIT E TO
                         AGREEMENT OF SALE AND PURCHASE

                        CERTIFICATE OF NON-FOREIGN STATUS

                CERTIFICATION OF NON-FOREIGN STATUS



     Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the undersigned's disposition of a U. S. real property interest, the undersigned does hereby certify the following:

     1. The undersigned is not a nonresident alien for purposes of U.S. income taxation.

2. The undersigned's U.S. taxpayer identifying number is .

      3. The undersigned's address is .

      The undersigned does understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement made here could be punished by fine, imprisonment, or both.

      Under penalties of perjury, the undersigned does hereby declare that the undersigned has examined this certification and, to the best of the undersigned" knowledge and belief, it is true, correct, and complete.



Dated:                       , 1998




                              By:
                                  Richard Sassi

                        EXHIBIT B TO SETTLEMENT AGREEMENT


                                     RELEASE

                                 MUTUAL RELEASE

     This mutual release ("Release") made this day of , 1998, by and between The COUNCIL OF UNIT OWNERS OF THE RESIDENCES AND INN AT HENDERSON'S WHARF BALITIMORE L.P., a Delaware limited partnership ("HWLP"), CLAREMONT MANAGEMENT CORPORATION ("Claremont"), MCKENNA INTERNATIONAL BALTIMORE, INC. ("McKenna)", CREDIT SERVICE INTERNATIONAL BALTIMORE, INC. ("CSI"), TERRENCE P. SULLIVAN ("Sullivan"), CHARLES M. MORAN, JR. ("Moran"), CHARLES S. INTRAVAIA ("Intravaia"), BRIAN M. KRASON ("Krason") and JOSEPH V. BRADY ("Brady") (Claremont, McKenna, Sullivan, Intravaia, Krason and Brady are sometimes collectively referred to herein as the "Third Party Defendants") and RICHARD SASSI, a Maryland resident ("Sassi").


                              EXPLANATORY STATEMENT

            The Council is the council of unit owners for the residential condominium known as The Residences and Inn at Henderson's Wharf, located at the foot of Fell Street in Fells Point, Balitmore City, Maryland (the "Condominium"). HWLP operates and manages the Condominium. Sassi is the owner of Condominium Unit No. 402 and Parking Unit No. P-61 in the Condominium (collectively, the "Unit").

            The Council and HWLP filed a legal action against Sassi, known as The Council of Unit Owners of the Residences and Inn at Henderson's Wharf, A Condominium, Incorporated and Henderson's Wharf Baltimore, L.P. v. Richard Sassi, Civil Case No. 97-154-052-CC-292, which is pending in the Circuit Court of Maryland for Baltimore City ("Lawsuit"). In the Lawsuit, the Council and HWLP assert caims against Sassi for delinquent condominium charges and assessments and nuisance (all of the Council's and HWLP's claims are hereinafter sometimes collectively referred to as the "Condominium's Claims").

            Sassi filed a (I) counterclaim in the Lawsuit against the Council and HWLP, as applicable, for violations of Fair Debt Collection Practices Act, breach of contract, deceit and trespass (all of such claims being sometimes collectively referred to herein as the "Counterclaim"); and (ii) third party complaint in the Lawsuit against Claremont Management Corporation ("Claremont"0, McKenna Management Associates, Inc. ("McKenna"), Credit Service International Baltimore, Inc. ("CSI"), Terrence P. Sullivan ("Sullivan"), Charles M. Moran, Jr. ("Moran"), Charles S. Intravaia ("Intravaia"), Brian M. Krason ("Krason") and Joseph V. Brady ("Brady"), as applicable, for violations of Fair Debt Collection Practices Act, breach of contract, negligence, deceit and trespass (all of such claims being sometimes collectively referred to herein as the "Third Party Complaint"). Claremont, McKenna, Sullivan, Intravaia and Krason and Brady are sometimes collectively referred to herein as the "Third Party Defendants".

            CSI filed a cross complaint in the Lawsuit against the Council, HWLP, Claremont, McKenna, Sullivan, Moran, Intravaia, Krason and Brady for indemnification for certain matters ("Cross Claim").

            The parties have agreed to compromise and settle all claims which any party has asserted or may assert in the Lawsuit, Counterclaim, Third Party Complaint or Cross Claim, or which any party has asserted or may assert in the Lawsuit, Counterclaim, Third Party Complaint or Cross Claim, or which any party may have arising out of the use of ownership or operation of the Unit, or any part thereof, pursuant to the terms of a Settlement Agreement of even date herewith between the parties ("Settlement Agreement").

            NOW, THEREFORE, for and in consideration of the foregoing explanatory statements and the agreements hereinafter set forth, the sufficiency and legal adequacy of which the parties acknowledge, they do hereby agree as follows:

1. The Council and HWLP, for themselves and for their officers, directors, employees, agents, principals and shareholders, and for all their respective successors and assigns, hereby release and forever dischares Sassi and the Third Party Defendants, their respective heirs, personal representatives, successors, assigns, officers, directors, emplyees, agents, principals and shareholders, from any and all claims, actions, suits, debts, counts, covenants, contracts, damages, judgments and demands of whatsoever king or nature ("Claims"), which the Council and/or HWLP, individually or collectively, ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit (other than a misrepresentation by Sassi under the Agreement of Sale, as defined in the Settlement Agreement), including but not limited to any Claims which ere raised or could have been raised in the Lawsuit.

            2. Sassi, for himself and his heirs and personal representatives and assigns, hereby releases and forever discharges the Council, HWLP and the Third Party Defendants, their respective heirs, personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all Claims which Sassi ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit, including but not limited to any Clains which were raised or could have been raised in the Counterclaim or in the Third Party Complaint.

            3. The Third Party Defendants, for themselves and for their officers, directors, employees, agents, principals and shareholders, and for their respective heirs, personal representatives, successors and assigns, hereby releases and forever discharges Sassi, the Council and HWLP, their respective heirs, personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all Claims which the Third Party Defendants, individually and/or collectively, ever had, or may now have, up to the date of the Release, pertaining in any way to the Unit, including but not limited to any Claims which were raised or could have been raised in the Cross Complaint.

            4. This Release contains the entire agreement between the parties and is the complete written integration of that agreement. This writing is intended by the parties as a final expression of that agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course or prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Release. None of the parties to this Release has any right to rely on any prior or contemporaneous representations made by anyone concerning this Release and none of the parties has so relied.

5. Each of the parties has read this Release and fully understands it.

6. This Release may be executed in one or more counterparts, each of which Shall be deemed an original and all of which when taken together shall constitute one and the same document. This Release may be delivered by facsimile transmission or an originally executed copy to be followed by immediate delivery of the original of such executed copy.

            IN WITNESS WHEREOF, the parties have executed this Release under seal as of the day of , 1998.


WITTNESS/ATTEST:              COUNCIL:

                                    THE COUNCIL OF UNIT OWNERS OF THE
                                    RESIDENCES AND INN AT HENDERSON'S
                                    WHARF, a Condominium, Incorporated

                                    By:                           (SEAL)
                                      Name:
                                     Title:

                                    HWLP:

                                    HENDERSON'S WHARF BALTIMORE L.P.

                                    By:   Henderson's Wharf Development
                                          Corporation, General Partner


                                    By:                           (SEAL)
                                      Name:
                                     Title:


                                    CLAREMONT

                              CLAREMONT MANAGEMENT
                                    CORPORATION

                                    By:                           (SEAL)
                                      Name:
                                     Title:


                                    MCKENNA:

                                    MCKENNA MANAGEMENT ASSOCIATES, INC.

                                    By:                           (SEAL)
                                      Name:
                                     Title:

                                    CSI:

                                    CREDIT SERVICE INTERNATIONAL
                                 BALTIMORE, INC.

                                    By:                           (SEAL)
                                      Name:
                                     Title:

                                    SULLIVAN:

                                                                  (SEAL)
                              Terrence P. Sullivan

                                    MORAN:

                                                                  (SEAL)
                              Charles M. Moran, Jr.

                                    INTRAVAIA:


                                                                  (SEAL)
                              Charles S. Intravaia

                                    KRASON:


                                                                 (SEAL)
                                 Brian M. Krason

                                    BRADY:

                                                                 (SEAL)
                                 Joseph V. Brady


                                    SASSI:

                                                                 (SEAL)
                                  Richard Sassi

STATE OF                      )
                              )  TO WIT:
CITY/COUNTY OF                )

     I HEREBY CERTIFY that on this day of 1998 , before me, the subscriber, a Notary Publicof the State and City/County aforesaid, personally appeared , who acknowledged himself/herself to be the of The Council of Unit Owners of the Residences and Inn at Henderson's Wharf, a , and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as suchofficer. In Witness Whereof. I have hereunto set my hand and official seal.



                                    Notary PublicMy Commission expires:


STATE OF                      )
                              )  TO WIT:
CITY/COUNTY OF                )

     I HEREBY CERTIFY that on this day of 1998 , before me, the subscriber, a Notary Publicof the State and City/County aforesaid, personally appeared , who acknowledged himself/herself to be the of Henderson's Wharf Development Corporation, general partner of Henderson's Wharf Baltimore, L.P., a Delaware limited partnership, and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as suchofficer. In Witness Whereof. I have hereunto set my hand and official seal.

                                  Notary Public

My Commission expires:


STATE OF                      )
                              )  TO WIT:
CITY/COUNTY OF                )

     I HEREBY CERTIFY that on this day of 1998 , before me, the subscriber, a Notary Publicof the State and City/County aforesaid, personally appeared , who acknowledged himself/herself to be the of Claremont Management Corporation, a , and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as suchofficer. In Witness Whereof. I have hereunto set my hand and official seal.


                                  Notary Public

My Commission expires:

STATE OF                      )
                              )  TO WIT:
CITY/COUNTY OF                )

     I HEREBY CERTIFY that on this day of 1998 , before me, the subscriber, a Notary Publicof the State and City/County aforesaid, personally appeared , who acknowledged himself/herself to be the of McKenna Management Associates, Inc., a , and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as suchofficer. In Witness Whereof. I have hereunto set my hand and official seal.

                                  Notary Public

My Commission expires:

 STATE OF                     )
                              ) TO WIT
CITY/COUNTY OF                )

     I HEREBY CERTIFY that on this day of , 1998 , before me, the subscriber, a Notary Public of the State and City/County aforesaid, personally appeared , who acknowledged himself/herself to be the of Credit Service International Baltimore, Inc., a , and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as such officer.

In Witness Whereof, I have hereunto set my hand and official seal.

                                  Notary Public
My Commission  expires:

STATE OF       )
               ) to wit:
CITY/COUNTY OF )

     I HEREBY CERTIFY that on this day of - . 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Terence P. Sullivan, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposestherein contained.IN WITNESS WHER-EOF. I have hereunto set my hand and Notarial Seal. Notarv PublicMy Commission Expires:

STATE OF             )
                     )  to wit:
CITY/COUNTY OF       )

     I HEREBY CERTIFY that on this day of , 1998, before me, the subscriber,a Notary Public of the State afoiesaid, personally appeared Charles M. Moran, Jr., known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

                                           Notary Public

My Commission Expires:


STATE OF              )
                      )  to wit:
CITY/COUNTY OF        )

     I HEREBY CERTIFY that on this day of , 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Charles S. Intravaia, known to me (or atisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

                                  Notary Public

My Commission Expires:

STATE OF               )
                       ) to wit:
CITY/COUNTY OF         )

      I HEREBY CERTIFY that on this day of , 1998, beforeme, the subscriber, a Notary Public of the State aforesaid, personally appeared Brian M. Krason,known to me (or satisfactorily proven) to be the persons whose name is subscribed to the withininstrument, and he acknowledged that he executed the foregoing instrument for the purposes thereincontained.IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

                                           Notary Public

My Commissior Expires:

STATE OF         )
                 )  to wit:
CITY/COUNTY OF   )

     I HEREBY CERTIFY that on this day of , 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Joseph V. Brady, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that lie executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF. I have hereunto set my hand and Notarial Seal.

                                  Notary Public

My Commission Expires:

STATE OF           )
                   ) to wit:
CITY/COUNTY OF     )

     I HEREBY CERTIFY that on this day of , 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Richard Sassi, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

             IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.


                                  Notary Public


 My Commission Expires:





                               MUTUAL RELEASE

     THIS MUTUAL RELEASE ("Release") made this 3RD day of November 1998, by and between The COUNCIL OF UNIT OWNERS OF THE RESIDENCES AND INN AT HENDERSON'S WHARF, a Condominium, Incorporated (the "Council"), HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("HWLP"), CLAREMONT MANAGEMENT CORPORATION ("Claremont"), MCKENNA MANAGEMENT ASSOCIATES, INC. ("McKenna"), CREDIT SERVICE INTERNATIONAL BALTIMORE, INC. ("CSI"), TERENCE P. SULLIVAN ("Sullivan"), CHARLES
M. MORAN, JR. ("Moran"), CHARLES S. INTRAVAIA ("Intravaia"), BRIAN M. KRASON ("Krason") and JOSEPH V. BRADY ("Brady") (Claremont, McKenna, Sullivan, Intravaia, Krason and Brady are sometimes collectively referred to herein as the "Third Party Defendants") and RICHARD SASSI, a Maryland resident ("Sassi").

                           EXPLANATORY STATEMENT

             The Council is the council of unit owners for the residential condominium known as The Residences and Inn at Henderson's Wharf, located at the foot of Fell Street in Fells Point, Baltimore City, Maryland (the "Condominium"). HWLP operates and manages the Condominium. Sassi is the owner of Condominium Unit No. 402 and Parking Unit No. P-61 in the Condominium (collectively, the "Unit").

             The Council and HWLP filed a legal action against Sassi, known as The Council of Unit Owners of the Residences and Inn at Henderson's Wharf, A Condominium, Incorporated and Henderson's Wharf Baltimore, L.P. v. Richard Sassi, Civil Case No. 97-154-052-CC-2921, which is pending in the Circuit Court of Maryland for Baltimore City ("Lawsuit"). In the Lawsuit, the Council and HWLP assert claims against Sassi for delinquent condominium charges and assessments and nuisance (all of the Council's and HWLP's claims are hereinafter sometimes collectively referred to as the "Condominium's Claims").

     Sassi filed a (i) counterclaim in the Lawsuit against the Council and HWLP, as applicable, for violations of Fair Debt Collection Practices Act, breach of contract, deceit and trespass (all of such claims being sometimes collectively referred to herein as the "Counterclaim"); and (ii) third party complaint in the Lawsuit against Claremont Management Corporation ("Claremont"), McKenna Management Associates, Inc. ("McKenna"), Credit Service International Baltimore, Inc. ("CSI"), Terence P. Sullivan ("Sullivan"), Charles M. Moran, Jr. ("Moran"), Charles S. Intravaia ("Intravaia"), Brian M. Krason ("Krason") and Joseph V. Brady ("Brady"), as applicable, for violations of Fair Debt Collection Practices Act, breach of contract, negligence, deceit and trespass (all of such claims being sometimes collectively referred to herein as the "Third Party Complaint"). Claremont, McKenna, Sullivan, Intravaia and Krason and Brady are sometimes collectively referred to herein as the "Third Party Defendants".

              CSI filed a cross complaint in the Lawsuit against the Council, HWLP, Claremont, McKenna, Sullivan, Moran, Intravaia, Krason and Brady for indemnification for certain matters ("Cross Claim").

              The parties have agreed to compromise and settle all claims which any party has asserted or may assert in the Lawsuit, Counterclaim, Third Party Complaint or Cross Claim, or which any party has asserted or may assert in the Lawsuit, Counterclaim, Third Party Complaint or Cross Claim, or which any party may have arising out of the use or ownership or operation of the Unit, or any part thereof, pursuant to the terms of a Settlement Agreement of even date herewith between the parties ("Settlement Agreement").

              NOW,  THEREFORE,   for  and  in  consideration  of  the  foregoing
  explanatory statements and the agreements hereinafter set forth, the sufficiency and legal adequacy of which the parties acknowledge, they do hereby agree as follows:

              1 . The Council and HWLP, for themselves and for their officers, directors, employees, agents, principals and shareholders, and for all their respective successors and assigns, hereby releases and forever discharges Sassi and the Third Party Defendants, their respective heirs. personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all claims, actions, suits, debts, counts, covenants. contracts, damages. judgments and demands of whatsoever kind or nature ("Claims"), which the Council and/or HWLP, individually or collectively, ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit (other than a misrepresentation by Sassi under the Agreement of Sale, as defined in the Settlement Agreement), including but not limited to any Claims which were raised or could have been raised in the Lawsuit.

              2. Sassi, for himself and his heirs and personal representatives and assigns, hereby releases and forever discharges the Council, 14WLP and the Third Party Defendants, their respective heirs, personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all Claims which Sassi ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit. including but not limited to any Claims which were raised or could have been raised in the Counterclaim or in the Third Party Complaint.

              3. The Third Party Defendants, for themselves and for their officers, directors, employees, agents, principals and shareholders, and for their respective heirs, personal representatives, successors and assigns, hereby releases and forever discharges Sassi, the Council and HWLP, their respective heirs, personal representatives, successors, assigns, officers, directors. employees, agents, principals and shareholders, from any and all Claims which the Third Party Defendants, individually and/or collectively, ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit, including but not limited to any Claims which were raised or could have been raised in the Cross Complaint.

             4. This Release contains the entire agreement between the parties and is the complete written integration of that agreement. This writing is intended by the parties as a final expression of that agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course or prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Release. None of the parties to this Release has any right to rely on any prior or contemporaneous representations made by anyone concerning this Release and none of the parties has so relied.

             5. Each of the parties has read this Release and fully understands it.

             6. This Release may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Release may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

             IN WITNESS WHEREOF, the parties have executed this Release under seal as of the 3rd day of November, 1998.


 WITNESS/ATTEST:                     COUNCIL:

                                     THE COUNCIL OF UNIT OWNERS OF THE
                                     RESIDENCES  AND INN AT HENDERSON'S
                                     WHARF, a Condominium, Incorporated

                                     By:
                                      Name:
                                     Title:

                                     HWLP:

                                     HENDERSON'S WHARF BALTIMORE L.P.

                                     BY:   Henderson's Wharf Development
                                           Corporation, General Partner



                                     By:                        (SEAL)
                                      Name:
                                     Title:


                                    CLAREMONT:

                                    CLAREMONT MANAGEMENT CORPORATION

                                    By:                           (SEAL)
                                      Name:
                                     Title:

                                    MCKENNA:

                                    MCKENNA MANAGEMENT ASSOCIATES, INC.

                                    By:                           (SEAL)
                                      Name:
                                     Title:

         STATE OF                   )
                                    )TO WIT:
         CITY/C0UNTY0F              )

     I HEREBY CERTIFY that on this 29th day of September, 1998, before me, the subscriber, a Notary Public of the State and City/County aforesaid, personally appeared Jeffrey F. Ault, who acknowledged himself/herself to bc the President of Credit Service International Baltimore, Inc., a corporation,and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing in my presence the name of the corporation by himself/herself as such officer.

              In-Witness Whereof, I have hereunto set my hand and official seal.

                                  Notary Public

         My Commission expires:



         STATE OF                  )
                                   ) to wit:
         CITY/COUNTY OF            )

                   I HEREBY CEPUIFY that on thisday of 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Terence P. Sullivan, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledges that he executed the foregoing instrument for the purposes therein contained.

                   IN WITNESS WHERE0F, I have hereunto set my hand and Notarial Seal.


                                  Notary Public

         My Commission Expires;

                                        CSI:

                                        CREDIT    SERVICE     INTERNATIONAL
                                 BALTIMORE, INC.

                                       By:                        (SEAL)
                                      Name:
                                     Tit1c:

                                    SULLIVAN:

                                                                  (SEAL)
                                       Terence P. Sullivan

                                       MORAN:

                                                                  (SEAL)
                                       Charles M. Moran, Jr.

                                   INTRAVAIA:

                                                                 (SEAL)
                                       Charles S. Intravaia

                                    KRASOIN:

                                                                  (SEAL)
                                 Brian M. Krason

                                       BRADY:


                                  Joseph Brady

STATE OF             )
                     )  to wit:
CITY/COUNTY OF       )

     I HEREBY CERTIFY that on this dav of 1998. before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Brian M. Krason, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

                  IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.



                                  Notary Public
       My Commission Expires:





       STATE OF               )
                              ) to wit:
       CITY/COUNTY 0F         )

                    I HEREBY CERTIFY that on this 30th day of .October, 1998 before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Joseph V. Brady, known to me (or satisfactori1v proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.


       IN WITNESS WHEREOF. I have hereunto set my hand and Notarial Seal.


                                  Notary Public
       My Commission Expires:

                                     SASSI:

                                                                  (SEAL)
                                  Richard Sassi

  STATE OF               )
                         )TO WIT:
  CITY/COUNTY OF         )

     I HEREBY CERTIFY that on this _ day of 1 1998 , before me, the subscriber, a Notary Public of the State and City/County aforesaid, personally appeared , who acknowledged himself/herself to be the of The Council of Unit Owners of the Residences and Inn at Henderson's Wharf, a Condominium Incorporated, and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as such officer.

       In Witness Whereof, I have hereunto set my hand and official seal.

                              Notary Public

 My Commission expires:

 STATE OF
                                     TO WIT:
 CITY/COUNTY OF

     I HEREBY CERTIFY that on this - day of 1 1998, before me, the subscriber, a Notary Public of the State and City/County aforesaid. personally appeared I who acknowledged himself/herself to be the of Henderson's Wharf Development Corporation, general partner of Henderson's Wharf Baltimore, L.P.,a Delaware limited partnership, and that he/she as such officer. being authorized so to do, executed the foregoing instrument for the purposes therein contained. by signing in my presence the name of the corporation by himself/herself as such officer.

       In Witness Whereof, I have hereunto set my hand and official seal.

                               Notary Public

 My Commission expires:

  STATE OF                     )
                               )to wit:
  CITY/COUNTY OF               )


             I HEREBY CERTIFY that on this 3rd , of November , 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Richard Sassi, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

             IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.


                                  Notarv Public

  My Commission Expires:





                      AGREEMENT OF SALE AND PURCHASE

                     THIS AGREEMENT OF SALE AND PURCHASE (this "Agreement") is made on this 3rd day of November, 1998 (the "Effective Date"), by and between RICHARD SASSI a Maryland resident ("Seller") and HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Buyer").

                                   Background

                   Seller is the owner of Condominium  Unit No. 402 (the "Unit")
             in The Residences and Inn at Henderson's Wharf, a Condominium (the "Condominium"), together with all appurtenances and advantages thereunto pertaining, and Parking Unit No. P-61 and an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime, and together with all appliances, fixtures, equipment and personally located in the Unit (collectively, the "Property").

                   Seller desires to sell and convey to Buyer, and Buyer desires to purchase from Seller, the Property upon the terms and conditions set forth in this Agreement.

                                    Agreement

             NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

             1. SALE AND PURCHASE. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the Property.

             2. PURCHASE PRICE AND PAYMENT. The purchase price to be paid by Buyer to Seller for the Property (the "Purchase Price") shall be the sum of One Hundred Ten Thousand Dollars ($110,000.00). The Purchase Price shall be paid at Closing (as hereinafter defined) by bank, cashier's, certified or title company check or by bank wire.

             3.   POSSESSION; RISK OF LOSS.

                  (a) At Closing, Seller shall deliver to Buyer possession of the Property, in broom clean condition, free of any and all tenancies.

                   (b) Until Closing, the Seller shall bear the risk of any damage to or destruction of the Property. From and after the date hereof and until Closing, the Seller shall, at its expense, (a) keep the Property insured against fire and such other insurable casualties as are commonly insured against by an all-risk casualty insurance policy, to its full insurable value, and (b) cause each such policy to be endorsed to name the Buyer (in its capacity as contract purchaser hereunder) as an additional insured thereunder as its interest may appear.

             4. TITLE. Fee simple title in and to the Property shall be marketable, insurable at standard rates on an ALTA Form B policy of owner's title insurance, and free and clear of all liens, encumbrances, leases, easements, covenants, conditions and restrictions, except for those matters shown on the title report attached hereto as Exhibit A and incorporated herein by reference (collectively, the "Permitted Property Exceptions"). From and after the Effective Date Seller shall not do or cause to be done anything which will affect the status of title of the Property. Notwithstanding anything to the contrary, Seller shall discharge any lien or encumbrance which is capable of being discharged by the payment of money, including any deed of trust or mortgage.

             5. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller makes the following representations and warranties to Buyer, each of which shall be true and correct on the Effective Date and on the Closing Date (as hereinafter defined) and shall survive the Closing:

                   (a) The execution and delivery of this Agreement by Seller., and the performance by Seller of all terms and conditions contained herein, do not violate the terms of, are not in conflict with, and will not result in the breach of or default under (1) any agreement, commitment, obligation, contract or instrument under which Seller or the Property is bound or affected or (ii) any law, rule, regulation or court order by which the Property or Seller is affected.

                   (b) As of the Effective Date, all taxes, assessments, fees or other charges (other than condominium fees) affecting or pertaining to the Unit have been paid in full.

                   (c) There are no leases or tenancies with respect to the Property or any part thereof and there have not been any for the preceding six months. The Property has never been a single family residential rental dwelling as such term is defined in Article 13, Sections 46-55 of the Baltimore City Code (1976 Edition, as amended). Seller will not lease the Unit prior to Closing.

             6. CONDITIONS PRECEDENT TO CLOSING. The obligation of Buyer to purchase the Property pursuant to this Agreement shall be expressly conditioned upon and subject to the satisfaction (or written waiver by Buyer) of each of the following conditions:

                         (i) Each of the representations and warranties of Seller contained in Section 5 shall be true as of the Closing Date, and

                         (ii) Seller shall not be in default of any of its obligations under this Agreement.

                   If any one or more of such conditions precedent are not satisfied (or the satisfaction thereof is not waived in writing by Buyer) as of the Closing Date, then Buyer shall have the right, at its option, to terminate this Agreement by written notice thereof to Seller, and thereafter neither party shall have any further liability or obligation hereunder.

              7.    CLOSING; CLOSING COSTS; ADJUSTMENTS.

                   (a) The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., 27th Floor, One South Street, Baltimore, Maryland 21202, or at such other location in Baltimore City designated by Buyer, within sixty (60) days from the date of this Agreement upon not less than five (5) days prior notice from Buyer to Seller, at a time designated by Buyer ("Closing Date"). If the Closing Date as provided herein falls on a Saturday, Sunday or legal holiday, then the Closing Date shall be extended to the next day which is a business day.

                   (b) Buyer shall pay all recording costs and any costs charged by the council of unit owners of the Condominium in connection with such conveyance.

                   (c) All  fees  (other  than  condominium  fees),  all  taxes, general or special. and all other public and governmental charges or assessments against the Property which are or may be payable on an annual or semi-annual basis (including metropolitan and other benefit charges, assessments, liens or encumbrances) shall be adjusted and apportioned as of the Closing and are to be assumed and paid thereafter by Buyer. whether or not the assessments have been levied as of the Closing.

                   (d) All outstanding condominium fees assessed against the Property up through the date of Closing shall be paid by Buyer at Closing.

                   (e) All water and sewer bills for the Property shall be adjusted as of the Closing based on prior bills and all gas and/or electric bills shall be adjusted as of the Closing based on meter reading or prior bills.

              8.   RECORDATION AND TRANSFER TAXES, OTHER COSTS.

                   (a) SECTION 14-104 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND PROVIDES THAT, UNLESS OTHERWISE NEGOTIATED IN THE CONTRACT OR PROVIDED BY STATE OR LOCAL LAW, THE COST OF ANY RECORDATION TAX OR STATE OR LOCAL TRANSFER TAX SHALL BE SHARED EQUALLY BY BUYER AND SELLER. This statement is provided for informational purposes only. Except as provided in subsection (b) below, Buyer shall pay the total cost of all documentary stamps, recordation taxes and transfer taxes imposed upon the transfer of the Property.

                   (b) This subsection applies if Buyer is a first-time Maryland home buyer who will reside in the Property. If there are two or more Buyers, then each Buyer must be someone who is a first-time Maryland home buyer, or someone who will not occupy the house as a principal residence and who is a co-maker or guarantor of a purchase money deed of trust or mortgage for the benefit of the first-time Maryland home buyer. A "first-time Maryland home buyer" means an individual who has never owned in the State of Maryland residential real property that has been his or her principal residence. Section 14-104 of the Real Property Article of the Annotated Code of Maryland provides that:

                   (i)   Buyer's portion of the State transfer
                   tax is waived;

                   (ii) State transfer tax will be reduced to 0.25% of the sales price of the property;

                   (iii) the entire amount of the State transfer tax shall be paid by Seller; and

                   (iv) the entire amount of recordation tax and local transfer tax shall be paid by Seller unless there is an express agreement between Buyer and Seller that the recordation tax and local transfer tax will not be paid entirely by Seller. In this Agreement, the parties agree that the costs of transfer tax and recordation tax shall be paid by Buyer.

                        check if first-time Maryland Home
                                     Buyer.

             9.    DEFAULT.

                   (a) If Buyer shall have fully performed its obligations hereunder and Seller breaches this Agreement or otherwise fails to perform or observe any of the covenants or obligations to be performed or observed by Seller hereunder, or if any of Seller's representations or warranties hereunder is incorrect or untrue as of the Closing Date, Buyer shall have the right to
 (i) enforce Buyer's right of specific performance, (ii) bring suit for all damages suffered by reason of Seller's action or inaction, and/or (iii) enforce any and all other remedies available to Buyer at law or in equity.

                   (b) If Seller shall have fully performed its obligations hereunder and Buyer breaches this Agreement or otherwise fails to perform or observe any of the covenants or obligations to be performed or observed by Buyer hereunder, Seller shall have the right to (i) enforce Seller's right of specific performance, (ii) bring suit for all damages suffered by reason of Buyer's action or inaction, and/or (iii) enforce any and all other remedies available to Seller at law or in equity.

                   (c) In the event of litigation, the prevailing party shall be entitled to reasonable attorneys' fees and costs of litigation.

              10.   CLOSING DOCUMENTS.

                   (a) At Closing, upon payment of the Purchase Price, Seller shall execute and deliver to the closing officer or title company representative a special warranty deed, with covenants of further assurances, in the form attached hereto as Exhibit B and incorporated herein by reference, conveying fee simple title to the Property to Buyer free and clear of all liens, encumbrances, leases, easements, covenants, conditions, restrictions and other title exceptions other than the Permitted Property Exceptions.

                   (b) On the Closing Date, Buyer shall execute, acknowledge and
 deliver  all   additional   documents  that  may  reasonably  be  necessary  or
 appropriate to carry out the provisions hereof.

              11. OPERATIONS PENDING CLOSING. From and after the dates listed below, the parties shall perform as follows:

                   (a) From and after the Effective Date, Seller shall promptly furnish to Buyer copies of any and all notices or communications that Seller receives from (i) any governmental or quasi -governmental entities, or any other body having jurisdiction with respect to the use and occupancy or physical condition of the Property, and/or (ii) any other notice or communication relating to the Property.

                   (b) From and after the Effective Date, Seller shall promptly furnish to Buyer written notice of any event or condition that causes or may tend to cause a change in the facts relating to, or the accuracy, completeness or truth of, any of the representations, warranties, covenants, or any of the information provided herein.

                   (c) From and after the Effective Date, neither Seller nor Seller's agents, affiliates or employees shall sell, offer for sale., pen-nit the use of, negotiate with respect to, or otherwise deal in the sale, lease or other transfer of the Property or any interest therein.

             12. BROKERAGE. Each party represents and warrants to the other that it has dealt with no agent, broker or finder in connection with this Agreement, and each party shall indemnify, defend and save harmless the other from and against any loss, cost, damage or expense (including reasonable attorneys' fees) arising from a breach of such representation or warranty.

             13. NOTICES. All notices hereunder shall be in writing and shall be
 (i) delivered via commercial messenger delivery service with same day or overnight receipted delivery, or (ii) mailed, registered or certified U.S. mail, return receipt requested, first class postage prepaid, and shall be addressed as follows:

              If to Seller:    Henderson's Wharf Baltimore L.P.
                               c/o Gunn Financial, Inc.
                               45 Broad Street
                               Boston, MA 02109
                               ATTN: Charles Intravaia
                               Telecopy No. (617) 338-6164

              With a copy to:  Richard Rubin, Esquire
                               Neuberger, Quinn, Gielen,Rubin & Gibber, P.A.
                           Commerce Place, 27th Floor
                               One South Street
                         Baltimore, Maryland 21202-3201
                           Telecopy No. (410) 332-8594

             If to Buyer:      Richard Sassi
                               10 East Lee Street
                               Unit 1509
                            Baltimore, Maryland 21202
                           Telecopy No. (410)342-3155.

             With a copy to    Bruce D. Brown, Esquire
                               Siskind, Grady, Rosen & Hoover, P.A.
                               Jefferson Building
                               Two East Fayette Street
                               Baltimore, Maryland 21202
                               Telecopy No. (410) 332-0269

 Notices that are delivered by commercial messenger shall be deemed effective upon delivery to the commercial messenger. Notices that are sent by registered or certified mail shall be deemed delivered and effective the day the same is deposited in the U.S. mails. Each party may change its address or telecopy number by giving written notice as provided above. All notices shall also be sent via telecopy to the number set forth above on the same day as such notice is deposited with the messenger or U.S. Post Office.

             14. RESALE NOTICE. SELLER IS REQUIRED BY LAW TO FURNISH TO BUYER NOT LATER THAN FIFTEEN (15) DAYS PRIOR TO THE CLOSING CERTAIN INFORMATION CONCERNING THE CONDOMINIUM WHICH IS DESCRIBED IN ss.11-135 OF THE MARYLAND CONDOMINIUM ACT. THIS INFORMATION MUST INCLUDE AT LEAST THE FOLLOWING:

                   (I)  A COPY OF THE DECLARATION (OTHER THAN THE
  PLATS);

                    (II)  A COPY OF THE BYLAWS;

                    (III) A COPY OF THE RULES AND REGULATIONS OF THE
  CONDOMINIUM;

                    (IV)  A CERTIFICATE CONTAINING:

                         (1)   A STATEMENT DISCLOSING THE EFFECT ON
 THE PROPOSED CONVEYANCE OF ANY RIGHT OF FIRST REFUSAL OR OTHER RESTRAINT ON THE FREE ALIENABILITY OF THE UNIT, OTHER THAN ANY RESTRAINT CREATED BY THE UNIT OWNER;

                         (2)   A STATEMENT OF THE AMOUNT OF THE
 MONTHLY COMMON EXPENSE ASSESSMENT AND ANY UNPAID COMMON EXPENSE OR SPECIAL ASSESSMENT CURRENTLY DUE AND PAYABLE FROM THE SELLING UNIT OWNER;

                         (3)   A STATEMENT OF ANY OTHER FEES PAYABLE
  BY THE UNIT OWNERS TO THE COUNCIL OF UNIT OWNERS;

                         (4)   A STATEMENT OF ANY CAPITAL EXPENDITURES
 APPROVED BY THE COUNCIL OF UNIT OWNERS OR ITS AUTHORIZED DESIGNEE PLANNED AT THE TIME OF THE CONVEYANCE WHICH ARE NOT REFLECTED IN THE CURRENT OPERATING BUDGET INCLUDED IN THE CERTIFICATE;

                         (5)   THE MOST RECENTLY PREPARED BALANCE
 SHEET AND INCOME AND EXPENSE STATEMENT, IF ANY, OF THE CONDOMINIUM;

                         (6)   THE CURRENT OPERATING BUDGET OF THE
 CONDOMINIUM, INCLUDING DETAILS CONCERNING THE AMOUNT OF THE RESERVE FUND FOR REPAIR AND REPLACEMENT OF ITS INTENDED USE, OR A STATEMENT THAT THERE IS NO RESERVE FUND;

                         (7)   A STATEMENT OF ANY JUDGMENTS AGAINST
 THE CONDOMINIUM AND THE EXISTENCE OF ANY PENDING SUITS TO WHICH THE COUNCIL OF UNIT OWNERS IS A PARTY;

                         (8)   A STATEMENT GENERALLY DESCRIBING ANY
 INSURANCE POLICIES PROVIDED FOR THE BENEFIT OF THE UNIT OWNERS, A NOTICE THAT THE POLICIES ARE AVAILABLE FOR INSPECTION STATING THE LOCATION AT WHICH THEY ARE AVAILABLE, AND A NOTICE THAT THE TERMS OF THE POLICY PREVAIL OVER THE GENERAL DESCRIPTION;

                         (9) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE THAT ANY ALTERATION OR IMPROVEMENT TO THE UNIT OR TO THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES OR REGULATIONS;

                         (10) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT, THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT, OR ANY OTHER PORTION OF THE CONDOMINIUM;

                         (11)  A  STATEMENT  OF  THE   REMAINING   TERM  OF  ANY
 LEASEHOLD ESTATE AFFECTING THE CONDOMINIUM AND THE PROVISIONS GOVERNING ANY EXTENSION OR RENEWAL OF IT; AND

                         (12) A DESCRIPTION OF ANY RECREATIONAL OR OTHER FACILITIES WHICH ARE TO BF USED BY THE UNIT OWNERS OR MAINTAINED BY THEM OR THE COUNCIL OF UNIT OWNERS, AND A STATEMENT AS TO WHETHER OR NOT THEY ARE TO BE A PART OF THE COMMON ELEMENTS; AND

                   (V) A STATEMENT BY THE UNIT OWNER AS TO WHETHER THF UNIT OWNER HAS KNOWLEDGE:

                         (1) THAT ANY  ALTERATION TO THE UNIT OR TO THE LIMITED
 COMMON   ELEMENTS   ASSIGNED  TO  THE  UNIT  VIOLATES  ANY  PROVISION  OF  THE
 DECLARATION, BYLAWS, OR RULES AND REGULATIONS;

                         (2) OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT OR THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT; AND

                         (3) THAT THE UNIT IS SUBJECT TO AN EXTENDED LEASE UNDER ss.11-137 OF THE MARYLAND CONDOMINIUM ACT OR UNDER LOCAL LAW, AND IF SO, A COPY OF THE LEASE MUST BE PROVIDED.

             BUYER WILL HAVE THE RIGHT TO CANCEL THIS AGREEMENT WITHOUT PENALTY, AT ANY TIME WITHIN SEVEN (7) DAYS FOLLOWING DELIVERY TO BUYER OF ALL OF THIS INFORMATION. HOWEVER, AFTER THE CLOSING, BUYER'S RIGHT TO CANCEL THIS AGREEMENT IS TERMINATED.

              15. DISCLOSURE/DISCLAIMER STATEMENT. Attached hereto as Exhibit C and incorporated herein by reference is a notice to Buyer advising Buyer of Buyer's rights under ss. 10-702 of the Real Property Article of the Annotated Code of Maryland. Buyer acknowledges receipt of, and has executed, a copy of such notice. Pursuant to the provisions of ss.10-702 of the Real Property Article of the Annotated Code of Maryland, Seller has delivered to Buyer the written residential property disclaimer statement on the form attached hereto as Exhibit D and incorporated herein by reference.

              16. CERTIFICATE OF NON-FOREIGN STATUS. At Closing, Seller shall provide Buyer with either (i) an certificate of non-foreign status in substantially the form attached hereto as Exhibit E, stating that Seller is not a foreign person (as that term is defined in Section 1445 of the Internal Revenue Code) and providing Seller's tax identification number; or (ii) a "Qualifying Statement" as such term is defined by Section 1445 of the Internal Revenue Code.

              17.  MISCELLANEOUS PROVISIONS.

                   (a) This Agreement contains the sole, final and entire agreement between the parties and is intended to be an integration of all prior and contemporaneous agreements, conditions and undertakings between the parties. There are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as herein set forth.

                   (b) This Agreement may be amended by and only by an instrument executed and delivered by Seller and Buyer.

                   (c) This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, devisees, legatees, legal representatives, successors and assigns.

                   (d) This Agreement hall be governed by and construed in accordance with the laws of the State of Maryland.

                   (e) All provisions hereof shall survive the Closing Date, unless otherwise provided herein.

                   (f) Each of the parties agrees to execute and deliver upon reasonable demand of the other any document or instrument that such other party reasonably deems necessary or desirable to evidence or accomplish the rights herein conferred or to implement or consummate the purposes and intent hereof.

                   (g) Time is of the essence.

                   (h) No determination by any court, governmental or administrative entity or otherwise that any provision of this Agreement or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

                   (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Agreement may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

                   (j) The following exhibits are attached to, and made a part of, this
 Agreement:


                         A - Permitted Property Exceptions

                         B - Form of Deed

                    C - Notice to Buyer - Property Disclosure

                         D - Property Disclaimer Statement

                      E - Certificate of Non-Foreign Status

             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal on the date first above written.

 WITNESS/ATTEST:                  SELLER:

                                                                          (SEAL)
                                  Richard Sassi

 WITNESS:                         BUYER:

                                  HENDERSON'S WHARF BALTIMORE L.P.

                                  By: Henderson's Wharf Development
                                      Corporation, General Partner

                                      By:                                (SEAL)
                                      Name:
                                      Title:

                                            EXHIBIT A TO
                                   AGREEMENT OF SALE AND PURCHASE

                                   PERMITTED PROPERTY EXCEPTIONS

                                   SCHEDULE B
                            EXCEPTIONS FROM COVERAGE
                                   Policy No.

                                                           File No.1980348




  1 . Taxes payable On an annual basis have been paid through the fiscal year ending June 30, 1999, and other public charges (including assessments by any County, Municipality, Metropolitan District or Commission) payable on an annual basis have been paid through the year ending December 31, 1998. This policy does not insure against the balance of any public charges including assessments by any County, Municipality, Metropolitan District or Commission)payable on an annual basis subsequent to the year ending December 31, 1998. Nor does this policy insure against possible future tax levies, nor against possible public charges as defined above that have not been levied or assessed, which future taxes, charges and assessments are not now due and payable.

  3. Declaration of The Residences and Inn at Henderson's Wharf, a condominium, by Carley Capital Group dated August 30, 1988 and recorded among the Land Records of BaltimoreCity in Liber SEB no. 1821, folio 20, as amended by the following:
       a) Amendment to Declaration dated April 3, 1989 and recorded among the aforesaid Land Records in Liber SEB No. 2081, folio 329;
       b)    Second Amendment to Declaration dated July 31,   1990 and
             recorded among the aforesaid Land Records        in Liber SEB
             No. 2563, folio 230; and
       c) Third Amendment to Declaration dated December 14, 1992 and recorded among the aforesaid Land Records in Liber SEB No. 3578, folio 030.

4. Amended and Restated Henderson's Wharf Disposition Agreement dated October 10, 1984 and recorded among the Land Records of Baltimore City in Liber SEB No. 335, folio 062, as amended by First Amendment to Amended and Restated
Henderson's Wharf Disposition agreement dated July 31, 1990 and recorded among he aforesaid Land Records in Liber SEB No. 2563, folio 264.

                        CONTINUATION OF SCHEDULE B PART I
                                File No. 1951576

  5. Building Perimeter Easement and Connecting Easement established by Pedestrian Promenade Easement Agreement dated October 19, 1984 and recorded among the Land Records of Baltimore City in Liber SEB no. 335, folio 204, by and between Carley Capital Group and Mayor and City Council of Baltimore, as amended by the following:
        a) Amendment of Pedestrian Promenade Easement Agreement dated April 6, 1987 and recorded among the aforesaid Land Records in Liber SEB No. 1308, folio 589; and
        b) Second Amendment t o Pedestrian Promenade Easement Agreement dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 241;

6. Easement to the benefit of the Marina Owner over the Building Perimeter Easement and Commercial Courtyard Area, as established by Reciprocal Easement Agreement dated August 31, 1988 and recorded among the Land Records of Baltimore City in Liber SEB No. 1824, folio 162, by and between Carley Capital Group and The Council of Unit Owners of The Residences and Inn at Henderson's Wharf, a Condominium, Incorporated, as amended by:
(a)     Amended to Reciprocal Easement Agreement dated July 31, 1990 and recorded
             among the aforesaid Land Records in Liber SEB No. 2822, folio
        477; and
        (b) Second Amendment to Reciprocal Easement Agreement dated February 27, 1996 and recorded among the aforesaid Land Records in Liber SEB 5395, folio 91.

 7. Terms, conditions, easements, restrictions and other criteria as shown on the Plats entitled "The Residences at Henderson's Wharf, a Condominium", as follows:
(a)   Sheets 1 of 11 through 11 of 11 dated August, 1988 and recorded as
             Condominium Plat SEB No. 232; and
        (b) Sheets 1 of 11 through 11 of 11 dated September, 1988 and revised December 14, 1992 and recorded as Condominium Plat SEB No. 298.

                                            EXHIBIT B TO
                                   AGREEMENT OF SALE AND PURCHASE

                                                DEED

                                      DEED

              THIS DEED ("Deed") is made on this  day of             1 1998,
              from
  RICHARD SASSI ("Grantor") to HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Grantee").

             The Grantor for a consideration of One Hundred Ten Thousand Dollars ($110,000.00) grants, conveys and assigns to the Grantee, its successors and assigns, in fee simple, the real property located in Baltimore City, Maryland, and described as follows:

             Condominium  Unit No.  402  ("Unit")  and  Parking  Unit  No.  P-61
 ("Parking Unit") in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM ("Condominium"), a condominium established under the provisions of Title I I of the Real Property Article of the Annotated Code of Maryland (1988 Replacement Volume as amended) by the operation and effect of a
 Declaration dated August 30, 1988, and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821, page 20, et. seq., made by Carley Capital Group (hereinafter together wit', any amendments thereto, referred to as the "Declaration"), all as the Unit, the Parking Unit and the Condominium are defined in the Declaration and are shown on those certain plats entitled "Condominium Plat, The Residences and Ian at Henderson's Wharf, a Condominium," dated August, 1988, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232, Sheets I through 11. as amended (all of which plats, together with any supplements thereto, are hereinafter referred to collectively as the "Condominium Plats").

 The improvements thereon being known as 1000 Fell Street, Unit No. 402, along with Parking Unit No. P-61 are hereinafter referred to as the "Property"; and

             Being the same property described in a Deed from Carley Capital Group to Grantor dated September 6, 1988 and recorded among the Land Records in Liber 1856, folio 239.

             TOGETHER WITH all improvements contained in the Property, and all appurtenances and advantages thereunto pertaining, including an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime as set forth in the Declaration, the Bylaws and the Condominium Plats.

             TO HAVE AND TO HOLD the property hereby conveyed to Grantee, its successors and assigns, in fee simple, forever.

             The Grantor hereby covenants that it has not done or suffered to be done any act. matter or thing whatsoever to encumber the property hereby conveyed-, that it will warrant specially the property hereby; and that it will execute such further assurances of the same as may be requisite.

              IN WITNESS WHEREOF, the Grantor has executed this Deed under seal on the date first above written.

  WITNESS:                     GRANTOR:

                                                                          (SEAL)
                                  Richard Sassi


 STATE OF MARYLAND
 )
                               ) to wit:
 COUNTY OF
 )

             I HEREBY CERTIFY that on this day of -1 1998, before me. the subscriber, a Notary Public of the State of Maryland, personally appeared RICHARD SASSI. known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

             IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.




                                          Notary Public

 My Commission Expires:

                                   CERTIFICATE

              THE UNDERSIGNED, AN ATTORNEY ADMITTED TO PRACTICE BEFORE THE COURT OF APPEALS OF MARYLAND, HEREBY CERTIFIES THAT THE ABOVE INSTRUMENT WAS PREPARED BY ME OR UNDER MY SUPERVISION.




                                Susan M. Wilkins,
                                    Attorney


 MR./MS. CLERK: AFTER THIS DEED OF EXCHANGE HAS BEEN RECORDED, PLEASE RETURN
 TO:

                         Susan M. Wilkins, Esq.
                         Neuberger, Quinn, Gielen, Rubin
                           & Gibber, P.A.
                         Commerce Place, 27th Floor
                         One South Street
                         Baltimore, Maryland 21202-3201

                                           EXHIBIT C TO
                                  AGREEMENT OF SALE AND PURCHASE

                               NOTICE TO BUYER-PROPERTY DISCLOSURE

                        NOTICE TO BUYER OF BUYER'S RIGHT
                     UNDER MARYLAND'S PROPERTY DISCLOSURE LAW

 NOTE: This Notice does not apply to: (1) The initial sale of single family residential real property; (2) a transfer that is exempt from the transfer tax under ss. 13-207 of the Tax-Property Article, except land installment contracts of sale under ss. 13 -207(l 1) of the Tax-Property Article and options to purchase real property under ss. 13 -207(12) of the Tax-Property Article; (3) a sale by a lender acquiring the real property by foreclosure or deed in lieu of foreclosure; (4) a sheriffs sale, tax sale, or sale by foreclosure, partition or by court appointed trustee; (5) a transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust; or (6) a transfer of single family residential real property to be converted by the buyer into a use other than residential use or to be demolished.

       SECTION 10-702 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND ("SECTION 10-702") REQUIRES THAT SELLERS OF SINGLE FAMILY RESIDENTIAL PROPERTY PROVIDE YOU, THE BUYER, ON OR BEFORE ENTERING INTO A CONTRACT OF SALE,
 EITHER:

       (A) A WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT LISTING ALL DEFECTS OR INFORMATION OF WHICH THE SELLER HAS ACTUAL KNOWLEDGE IN RELATION TO THE FOLLOWING:

             (I) WATER AND SEWER SYSTEMS, INCLUDING THE SOURCE OF HOUSEHOLD WATER, WATER TREATMENT SYSTEMS, AND
             SPRINKLER SYSTEMS;

             (II)        INSULATION;

             (III) STRUCTURAL SYSTEMS, INCLUDING THE ROOF. WALLS. FLOORS, FOUNDATION, AND ANY BASEMENT;

             (IV)        PLUMBING, ELECTRICAL. HEATING, AND AIR
             CONDITIONING SYSTEMS;

             (V)         INFESTATION OF WOOD-DESTROYING INSECTS;

             (VI)        LAND USE MATTERS;

             (VII)       HAZARDOUS OR REGULATED MATERIALS, INCLUDING
             ASBESTOS,   LEAD-BASED PAINT, RADON, UNDERGROUND STORAGE
             TANKS, AND LICENSED LANDFILLS; AND

              (VIII)      ANY OTHER MATERIAL DEFECTS KNOWN TO THE
              SELLER;OR

        (B)   A WRITTEN DISCLAIMER STATEMENT PROVIDING THAT:

              (I)        THE SELLER MAKES NO REPRESENTATIONS OR
              WARRANTIES AS TO THE CONDITION OF THE REAL PROPERTY OR ANY IMPROVEMENTS ON THE REAL PROPERTY; AND

             (II)        THE BUYER WILL BE RECEIVING THE REAL PROPERTY
             "AS IS", WITH ALL DEFECTS THAT MAY EXIST, EXCEPT AS OTHERWISE PROVIDED IN THE CONTRACT OF SALE.

       AT THE TIME THE DISCLOSURE OR DISCLAIMER STATEMENT IS DELIVERED TO YOU, YOU ARE REQUIRED TO DATE AND SIGN A WRITTEN ACKNOWLEDGEMENT OF RECEIPT, WHICH SHALL BE INCLUDED IN OR ATTACHED TO THE CONTRACT OF SALE.

       YOU ARE HEREBY NOTIFIED THAT, IN CERTAIN CIRCUMSTANCES. YOU HAVE THE RIGHT TO RESCIND YOUR CONTRACT OF SALE WITH THE SELLER IF THE SELLER FAILS TO DELIVER TO YOU THE WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT. SECTION 10-702 PROVIDES THAT A BUYER WHO DOES NOT RECEIVE THE DISCLOSURE STATEMENT ON OR BEFORE ENTERING INTO THE CONTRACT OF SALE HAS THE UNCONDITIONAL RIGHT, UPON WRITTEN NOTICE TO THE SELLER OR SELLER'S AGENT:

             (I) TO RESCIND THE CONTRACT OF SALE AT ANY TIME BEFORE THE RECEIPT OF THE DISCLOSURE STATEMENT OR WITHIN 5 DAYS FOLLOWING RECEIPT OF THE DISCLOSURE STATEMENT; AND

             (II) TO THE IMMEDIATE RETURN OF ANY DEPOSITS MADE ON ACCOUNT OF THE CONTRACT.

 IF THE DISCLOSURE STATEMENT IS DELIVERED TO YOU LATER THAN 3) DAYS AFTER THE SELLER ENTERS INTO A CONTRACT OF SALE WITH YOU. THE CONTRACT IS VOID. YOUR RIGHT TO RESCIND THE CONTRACT OF SALE UNDER SECTION 10-702 TERMINATES IF NOT EXERCISED BEFORE MAKING A WRITTEN APPLICATION TO A LENDER FOR A MORTGAGE LOAN, IF THE LENDER DISCLOSES IN WRITING AT OR BEFORE THE TIME APPLICATION IS MADE THAT THE RIGHT TO RESCIND TERMINATES ON SUBMISSION OF THE APPLICATION.

       YOUR RIGHTS AS A BUYER UNDER SECTION 10-702 MAY NOT BE WAIVED IN THE CONTRACT OF SALE AND ANY ATTEMPTED WAIVER IS VOID. YOUR RIGHTS

  AS THE BUYER TO TERMINATE THE CONTRACT UNDER SECTION 10-702 ARE WAIVED CONCLUSIVELY IF NOT EXERCISED BEFORE:

              (I) CLOSING OR OCCUPANCY BY YOU, WHICHEVER OCCURS FIRST, IN THE EVENT OF A SALE; OR

             (II)        OCCUPANCY, IN THE EVENT OF A LEASE WITH OPTION
             TO PURCHASE.

 THE INFORMATION CONTAINED IN THE PROPERTY CONDITION DISCLOSURE STATEMENT IS THE REPRESENTATION OF THE SELLER AND NOT THE REPRESENTATION OF THE REAL ESTATE BROKER OR SALESPERSON, IF ANY. THE SELLER IS NOT REQUIRED TO UNDERTAKE OR PROVIDE AN INDEPENDENT INVESTIGATION OR INSPECTION OF THE PROPERTY IN ORDER TO MAKE THE DISCLOSURES REQUIRED BY SECTION 10-702. THE SELLER IS NOT LIABLE FOR AN ERROR, INACCURACY OR OMISSION IN THE DISCLOSURE STATEMENT IF THE ERROR, INACCURACY, OR OMISSION WAS BASED UPON INFORMATION THAT WAS NOT WITHIN THE ACTUAL KNOWLEDGE OF THE SELLER. OR WAS PROVIDED TO THE SELLER BY A THIRD PARTY.

       YOU HAVE THE RIGHT TO OBTAIN PROFESSIONAL ADVICE ABOUT THE PROPERTY OR OBTAIN AN INSPECTION OF THE PROPERTY.

       THE UNDERSIGNED BUYER(S) ACKNOWLEDGES RECEIPT OF THIS NOTICE ON THE DATE INDICATED BELOW.
 WITNESS:                                 HENDERSON'S WHARF
                                          BALTIMORE L.P.
                                          By: Henderson's Wharf
                                              Development Corp
                                              General Partner
                                       By:
                                      Name:
                                     Title:
                                      Date:

                                           EXHIBIT D TO
                                   AGREEMENT OF SALE AND PURCHASE

                                    PROPERTY DISCLAIMER STATEMENT

   MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

                      NOTICE TO SELLER AND BUYER

 Section ss. 10-702 of the Real Property Article, Annotated Code of Maryland, requires the owner of certain residential real property to furnish to the BUYER either (a) a RESIDENTIAL PROPERTY DISCLAIMER STATEMENT stating that the owner is selling the property "as is" and makes no representations or warranties as to the condition of the property or any improvements on the real property, except as otherwise provided in the contract of sale, or (b) a RESIDENTIAL PROPERTY DISCLOSURE STATEMENT disclosing defects or other information about the condition of the real property actually known by the owner. Certain transfers of residential property are excluded from this requirement (see the exemptions listed below).

  MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

 NOTICE TO OWNER(S): Sign this statement only if you elect to sell the property without representations and warranties as to its condition', except as otherwise provided in the contract of sale; otherwise, complete and sign the RESIDENTIAL PROPERTY DISCLOSURE STATFMENT.

  Property Address:1000 Fell Street, Condominium Unit No. 402, along with
  Parking Unit No. P-6 1.

 Legal Description: Condominium Unit No. 402 and Parking Unit No. P-61 in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM, as established pursuant to a Declaration dated August 30, 1988, and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821, page 20, as amended by Amendment to Declaration dated April 3, 1989 and recorded among the Land Records at Liber S.E.B. No. 2081, folio 329, and as further amended by Second Amendment to Declaration dated July 31, 1990, and recorded among the Land Records at Liber S.E.B. No. 2563, folio 230, and as further amended by Third Amendment to Declaration dated as of December 14, 1992, and recorded among the Land Records at Liber S.E.B. No. 3578, folio 30 (as amended, the "Declaration"). and the Bylaws attached thereto (the "Bylaws"), and as shown on those certain plats entitled "Condominium Plat, The Residences and Inn at Henderson's Wharf, a Condominium," dated August, 1988, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232, Sheets I through 11, as amended by condominium plats dated December 14, 1992, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. 298, Sheets I through I I (as amended, the "Condominium Plats").

  The undersigned owner(s) of the real property described above make no representations or warranties as to the condition of the real property or any improvements thereon, and the BUYER will be receiving the real property "as is", with all defects which may exist, except as otherwise provided in the real estate contract of sale. The owner(s) acknowledge having carefully examined this statement and further acknowledge that they have been informed of their rights and obligations under Section ss. 10-702 of the Maryland Real Property Article.

  SELLER:                                                       (SEAL)
                                  Richard Sassi

                                  Date:


 The BUYER(s) acknowledge receipt of a copy of this disclaimer statement and further acknowledge that he has been informed of his rights and obligations under Section ss. 10-702 of the Maryland Real Property Article.

 BUYER:                        HENDERSON'S WHARF BALTIMORE L.P.

                        By: Henderson's Wharf Development
                                  Corporation, General Partner

 Date:                         By:
                                      Name:
                                      Title:

       MARYLAND RESIDENTIAL FROPERTY DISCLOSURE ACT

 10-702. Exemptions. - The following are specifically excluded from the provisions of Section 10-702:

  1.   The initial sale of single family Residential
  Real Property;

     2. A transfer that is exempt from the transfer tax under ss. 13 -207 of the Tax-Property Article, except land installment contracts of sale under ss.13-207(11) of the Tax-Property Article except hand installment Contracts of Sale under ss. 1 3-207(l 1) of the Tax Property Article and options to purchase real property under ss.13-207(12) of the Tax-Property Article;

  3. A sale by a lender acquiring the Real Property by foreclosure or deed in lieu of foreclosure;

  4. A sheriffs sale, tax sale, or sale by foreclosure, partition, or by court appointed trustee;

  5. A transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust; or

 6. A transfer of single family Residential Real Property to be converted by the Buyer into a use other than residential use or to be demolished.

                                  EXHIBIT E TO
                     AGREEMENT OF SALE AND PURCHASE

                     PROPERTY DISCLAIMER STATEMENT

                   CERTIFICATION OF NON-FOREIGN STATUS

       Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the undersigned's disposition of a U.S. real property interest, the undersigned does hereby certify the following:

        I . The undersigned is not a nonresident alien for purposes of U.S. income taxation.

       2. The undersigned's U.S. taxpayer identifying number is

       3. The undersigned's address is:

       The undersigned does understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement made here could be punished by fine, imprisonment, or both.

       Under penalties of perjury,  the undersigned does hereby declare that the
 undersigned  has  examined  this   certification   and,  to  the  best  of  the
 undersigned's knowledge and belief, it is true, correct, and complete.

 Dated:                  , 1998





                               By:
                                  Richard Sassi


                               MUTUAL RELEASE

     THIS MUTUAL RELEASE ("Release") made this 3RD day of November 1998, by and between The COUNCIL OF UNIT OWNERS OF THE RESIDENCES AND INN AT HENDERSON'S WHARF, a Condominium, Incorporated (the "Council"), HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("HWLP"), CLAREMONT MANAGEMENT CORPORATION ("Claremont"), MCKENNA MANAGEMENT ASSOCIATES, INC. ("McKenna"), CREDIT SERVICE INTERNATIONAL BALTIMORE, INC. ("CSI"), TERENCE P. SULLIVAN ("Sullivan"), CHARLES
M. MORAN, JR. ("Moran"), CHARLES S. INTRAVAIA ("Intravaia"), BRIAN M. KRASON ("Krason") and JOSEPH V. BRADY ("Brady") (Claremont, McKenna, Sullivan, Intravaia, Krason and Brady are sometimes collectively referred to herein as the "Third Party Defendants") and RICHARD SASSI, a Maryland resident ("Sassi").

                           EXPLANATORY STATEMENT

             The Council is the council of unit owners for the residential condominium known as The Residences and Inn at Henderson's Wharf, located at the foot of Fell Street in Fells Point, Baltimore City, Maryland (the "Condominium"). HWLP operates and manages the Condominium. Sassi is the owner of Condominium Unit No. 402 and Parking Unit No. P-61 in the Condominium (collectively, the "Unit").

             The Council and HWLP filed a legal action against Sassi, known as The Council of Unit Owners of the Residences and Inn at Henderson's Wharf, A Condominium, Incorporated and Henderson's Wharf Baltimore, L.P. v. Richard Sassi, Civil Case No. 97-154-052-CC-2921, which is pending in the Circuit Court of Maryland for Baltimore City ("Lawsuit"). In the Lawsuit, the Council and HWLP assert claims against Sassi for delinquent condominium charges and assessments and nuisance (all of the Council's and HWLP's claims are hereinafter sometimes collectively referred to as the "Condominium's Claims").

     Sassi filed a (i) counterclaim in the Lawsuit against the Council and HWLP, as applicable, for violations of Fair Debt Collection Practices Act, breach of contract, deceit and trespass (all of such claims being sometimes collectively referred to herein as the "Counterclaim"); and (ii) third party complaint in the Lawsuit against Claremont Management Corporation ("Claremont"), McKenna Management Associates, Inc. ("McKenna"), Credit Service International Baltimore, Inc. ("CSI"), Terence P. Sullivan ("Sullivan"), Charles M. Moran, Jr. ("Moran"), Charles S. Intravaia ("Intravaia"), Brian M. Krason ("Krason") and Joseph V. Brady ("Brady"), as applicable, for violations of Fair Debt Collection Practices Act, breach of contract, negligence, deceit and trespass (all of such claims being sometimes collectively referred to herein as the "Third Party Complaint"). Claremont, McKenna, Sullivan, Intravaia and Krason and Brady are sometimes collectively referred to herein as the "Third Party Defendants".

              CSI filed a cross complaint in the Lawsuit against the Council, HWLP, Claremont, McKenna, Sullivan, Moran, Intravaia, Krason and Brady for indemnification for certain matters ("Cross Claim").

              The parties have agreed to compromise and settle all claims which any party has asserted or may assert in the Lawsuit, Counterclaim, Third Party Complaint or Cross Claim, or which any party has asserted or may assert in the Lawsuit, Counterclaim, Third Party Complaint or Cross Claim, or which any party may have arising out of the use or ownership or operation of the Unit, or any part thereof, pursuant to the terms of a Settlement Agreement of even date herewith between the parties ("Settlement Agreement").

              NOW,  THEREFORE,   for  and  in  consideration  of  the  foregoing
  explanatory statements and the agreements hereinafter set forth, the sufficiency and legal adequacy of which the parties acknowledge, they do hereby agree as follows:

              1 . The Council and HWLP, for themselves and for their officers, directors, employees, agents, principals and shareholders, and for all their respective successors and assigns, hereby releases and forever discharges Sassi and the Third Party Defendants, their respective heirs. personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all claims, actions, suits, debts, counts, covenants. contracts, damages. judgments and demands of whatsoever kind or nature ("Claims"), which the Council and/or HWLP, individually or collectively, ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit (other than a misrepresentation by Sassi under the Agreement of Sale, as defined in the Settlement Agreement), including but not limited to any Claims which were raised or could have been raised in the Lawsuit.

              2. Sassi, for himself and his heirs and personal representatives and assigns, hereby releases and forever discharges the Council, 14WLP and the Third Party Defendants, their respective heirs, personal representatives, successors, assigns, officers, directors, employees, agents, principals and shareholders, from any and all Claims which Sassi ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit. including but not limited to any Claims which were raised or could have been raised in the Counterclaim or in the Third Party Complaint.

              3. The Third Party Defendants, for themselves and for their officers, directors, employees, agents, principals and shareholders, and for their respective heirs, personal representatives, successors and assigns, hereby releases and forever discharges Sassi, the Council and HWLP, their respective heirs, personal representatives, successors, assigns, officers, directors. employees, agents, principals and shareholders, from any and all Claims which the Third Party Defendants, individually and/or collectively, ever had, or may now have, up to the date of this Release, pertaining in any way to the Unit, including but not limited to any Claims which were raised or could have been raised in the Cross Complaint.

             4. This Release contains the entire agreement between the parties and is the complete written integration of that agreement. This writing is intended by the parties as a final expression of that agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course or prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Release. None of the parties to this Release has any right to rely on any prior or contemporaneous representations made by anyone concerning this Release and none of the parties has so relied.

             5. Each of the parties has read this Release and fully understands it.

             6. This Release may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Release may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

             IN WITNESS WHEREOF, the parties have executed this Release under seal as of the 3rd day of November, 1998.


 WITNESS/ATTEST:                     COUNCIL:

                                     THE COUNCIL OF UNIT OWNERS OF THE
                                     RESIDENCES  AND INN AT HENDERSON'S
                                     WHARF, a Condominium, Incorporated

                                     By:
                                      Name:
                                     Title:

                                     HWLP:

                                     HENDERSON'S WHARF BALTIMORE L.P.

                                     BY:   Henderson's Wharf Development
                                           Corporation, General Partner



                                     By:                        (SEAL)
                                      Name:
                                     Title:


                                    CLAREMONT:

                                    CLAREMONT MANAGEMENT CORPORATION

                                    By:                           (SEAL)
                                      Name:
                                     Title:

                                    MCKENNA:

                                    MCKENNA MANAGEMENT ASSOCIATES, INC.

                                    By:                           (SEAL)
                                      Name:
                                     Title:

         STATE OF                   )
                                    )TO WIT:
         CITY/C0UNTY0F              )

     I HEREBY CERTIFY that on this 29th day of September, 1998, before me, the subscriber, a Notary Public of the State and City/County aforesaid, personally appeared Jeffrey F. Ault, who acknowledged himself/herself to bc the President of Credit Service International Baltimore, Inc., a corporation,and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing in my presence the name of the corporation by himself/herself as such officer.

              In-Witness Whereof, I have hereunto set my hand and official seal.

                                  Notary Public

         My Commission expires:



         STATE OF                  )
                                   ) to wit:
         CITY/COUNTY OF            )

                   I HEREBY CEPUIFY that on thisday of 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Terence P. Sullivan, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledges that he executed the foregoing instrument for the purposes therein contained.

                   IN WITNESS WHERE0F, I have hereunto set my hand and Notarial Seal.


                                  Notary Public

         My Commission Expires;

                                        CSI:

                                        CREDIT    SERVICE     INTERNATIONAL
                                 BALTIMORE, INC.

                                       By:                        (SEAL)
                                      Name:
                                     Tit1c:

                                    SULLIVAN:

                                                                  (SEAL)
                                       Terence P. Sullivan

                                       MORAN:

                                                                  (SEAL)
                                       Charles M. Moran, Jr.

                                   INTRAVAIA:

                                                                 (SEAL)
                                       Charles S. Intravaia

                                    KRASOIN:

                                                                  (SEAL)
                                 Brian M. Krason

                                       BRADY:


                                  Joseph Brady

STATE OF             )
                     )  to wit:
CITY/COUNTY OF       )

     I HEREBY CERTIFY that on this dav of 1998. before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Brian M. Krason, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

                  IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.



                                  Notary Public
       My Commission Expires:





       STATE OF               )
                              ) to wit:
       CITY/COUNTY 0F         )

                    I HEREBY CERTIFY that on this 30th day of .October, 1998 before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Joseph V. Brady, known to me (or satisfactori1v proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.


       IN WITNESS WHEREOF. I have hereunto set my hand and Notarial Seal.


                                  Notary Public
       My Commission Expires:

                                     SASSI:

                                                                  (SEAL)
                                  Richard Sassi

  STATE OF               )
                         )TO WIT:
  CITY/COUNTY OF         )

     I HEREBY CERTIFY that on this _ day of 1 1998 , before me, the subscriber, a Notary Public of the State and City/County aforesaid, personally appeared , who acknowledged himself/herself to be the of The Council of Unit Owners of the Residences and Inn at Henderson's Wharf, a Condominium Incorporated, and that he/she as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing in my presence the name of the corporation by himself/herself as such officer.

       In Witness Whereof, I have hereunto set my hand and official seal.

                              Notary Public

 My Commission expires:

 STATE OF
                                     TO WIT:
 CITY/COUNTY OF

     I HEREBY CERTIFY that on this - day of 1 1998, before me, the subscriber, a Notary Public of the State and City/County aforesaid. personally appeared I who acknowledged himself/herself to be the of Henderson's Wharf Development Corporation, general partner of Henderson's Wharf Baltimore, L.P.,a Delaware limited partnership, and that he/she as such officer. being authorized so to do, executed the foregoing instrument for the purposes therein contained. by signing in my presence the name of the corporation by himself/herself as such officer.

       In Witness Whereof, I have hereunto set my hand and official seal.

                               Notary Public

 My Commission expires:

  STATE OF                     )
                               )to wit:
  CITY/COUNTY OF               )


             I HEREBY CERTIFY that on this 3rd , of November , 1998, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared Richard Sassi, known to me (or satisfactorily proven) to be the persons whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

             IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.


                                  Notarv Public

  My Commission Expires:





                      AGREEMENT OF SALE AND PURCHASE

                     THIS AGREEMENT OF SALE AND PURCHASE (this "Agreement") is made on this 3rd day of November, 1998 (the "Effective Date"), by and between RICHARD SASSI a Maryland resident ("Seller") and HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Buyer").

                                   Background

                   Seller is the owner of Condominium  Unit No. 402 (the "Unit")
             in The Residences and Inn at Henderson's Wharf, a Condominium (the "Condominium"), together with all appurtenances and advantages thereunto pertaining, and Parking Unit No. P-61 and an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime, and together with all appliances, fixtures, equipment and personally located in the Unit (collectively, the "Property").

                   Seller desires to sell and convey to Buyer, and Buyer desires to purchase from Seller, the Property upon the terms and conditions set forth in this Agreement.

                                    Agreement

             NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

             1. SALE AND PURCHASE. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the Property.

             2. PURCHASE PRICE AND PAYMENT. The purchase price to be paid by Buyer to Seller for the Property (the "Purchase Price") shall be the sum of One Hundred Ten Thousand Dollars ($110,000.00). The Purchase Price shall be paid at Closing (as hereinafter defined) by bank, cashier's, certified or title company check or by bank wire.

             3.   POSSESSION; RISK OF LOSS.

                  (a) At Closing, Seller shall deliver to Buyer possession of the Property, in broom clean condition, free of any and all tenancies.

                   (b) Until Closing, the Seller shall bear the risk of any damage to or destruction of the Property. From and after the date hereof and until Closing, the Seller shall, at its expense, (a) keep the Property insured against fire and such other insurable casualties as are commonly insured against by an all-risk casualty insurance policy, to its full insurable value, and (b) cause each such policy to be endorsed to name the Buyer (in its capacity as contract purchaser hereunder) as an additional insured thereunder as its interest may appear.

             4. TITLE. Fee simple title in and to the Property shall be marketable, insurable at standard rates on an ALTA Form B policy of owner's title insurance, and free and clear of all liens, encumbrances, leases, easements, covenants, conditions and restrictions, except for those matters shown on the title report attached hereto as Exhibit A and incorporated herein by reference (collectively, the "Permitted Property Exceptions"). From and after the Effective Date Seller shall not do or cause to be done anything which will affect the status of title of the Property. Notwithstanding anything to the contrary, Seller shall discharge any lien or encumbrance which is capable of being discharged by the payment of money, including any deed of trust or mortgage.

             5. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller makes the following representations and warranties to Buyer, each of which shall be true and correct on the Effective Date and on the Closing Date (as hereinafter defined) and shall survive the Closing:

                   (a) The execution and delivery of this Agreement by Seller., and the performance by Seller of all terms and conditions contained herein, do not violate the terms of, are not in conflict with, and will not result in the breach of or default under (1) any agreement, commitment, obligation, contract or instrument under which Seller or the Property is bound or affected or (ii) any law, rule, regulation or court order by which the Property or Seller is affected.

                   (b) As of the Effective Date, all taxes, assessments, fees or other charges (other than condominium fees) affecting or pertaining to the Unit have been paid in full.

                   (c) There are no leases or tenancies with respect to the Property or any part thereof and there have not been any for the preceding six months. The Property has never been a single family residential rental dwelling as such term is defined in Article 13, Sections 46-55 of the Baltimore City Code (1976 Edition, as amended). Seller will not lease the Unit prior to Closing.

             6. CONDITIONS PRECEDENT TO CLOSING. The obligation of Buyer to purchase the Property pursuant to this Agreement shall be expressly conditioned upon and subject to the satisfaction (or written waiver by Buyer) of each of the following conditions:

                         (i) Each of the representations and warranties of Seller contained in Section 5 shall be true as of the Closing Date, and

                         (ii) Seller shall not be in default of any of its obligations under this Agreement.

                   If any one or more of such conditions precedent are not satisfied (or the satisfaction thereof is not waived in writing by Buyer) as of the Closing Date, then Buyer shall have the right, at its option, to terminate this Agreement by written notice thereof to Seller, and thereafter neither party shall have any further liability or obligation hereunder.

              7.    CLOSING; CLOSING COSTS; ADJUSTMENTS.

                   (a) The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., 27th Floor, One South Street, Baltimore, Maryland 21202, or at such other location in Baltimore City designated by Buyer, within sixty (60) days from the date of this Agreement upon not less than five (5) days prior notice from Buyer to Seller, at a time designated by Buyer ("Closing Date"). If the Closing Date as provided herein falls on a Saturday, Sunday or legal holiday, then the Closing Date shall be extended to the next day which is a business day.

                   (b) Buyer shall pay all recording costs and any costs charged by the council of unit owners of the Condominium in connection with such conveyance.

                   (c) All  fees  (other  than  condominium  fees),  all  taxes, general or special. and all other public and governmental charges or assessments against the Property which are or may be payable on an annual or semi-annual basis (including metropolitan and other benefit charges, assessments, liens or encumbrances) shall be adjusted and apportioned as of the Closing and are to be assumed and paid thereafter by Buyer. whether or not the assessments have been levied as of the Closing.

                   (d) All outstanding condominium fees assessed against the Property up through the date of Closing shall be paid by Buyer at Closing.

                   (e) All water and sewer bills for the Property shall be adjusted as of the Closing based on prior bills and all gas and/or electric bills shall be adjusted as of the Closing based on meter reading or prior bills.

              8.   RECORDATION AND TRANSFER TAXES, OTHER COSTS.

                   (a) SECTION 14-104 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND PROVIDES THAT, UNLESS OTHERWISE NEGOTIATED IN THE CONTRACT OR PROVIDED BY STATE OR LOCAL LAW, THE COST OF ANY RECORDATION TAX OR STATE OR LOCAL TRANSFER TAX SHALL BE SHARED EQUALLY BY BUYER AND SELLER. This statement is provided for informational purposes only. Except as provided in subsection (b) below, Buyer shall pay the total cost of all documentary stamps, recordation taxes and transfer taxes imposed upon the transfer of the Property.

                   (b) This subsection applies if Buyer is a first-time Maryland home buyer who will reside in the Property. If there are two or more Buyers, then each Buyer must be someone who is a first-time Maryland home buyer, or someone who will not occupy the house as a principal residence and who is a co-maker or guarantor of a purchase money deed of trust or mortgage for the benefit of the first-time Maryland home buyer. A "first-time Maryland home buyer" means an individual who has never owned in the State of Maryland residential real property that has been his or her principal residence. Section 14-104 of the Real Property Article of the Annotated Code of Maryland provides that:

                   (i)   Buyer's portion of the State transfer
                   tax is waived;

                   (ii) State transfer tax will be reduced to 0.25% of the sales price of the property;

                   (iii) the entire amount of the State transfer tax shall be paid by Seller; and

                   (iv) the entire amount of recordation tax and local transfer tax shall be paid by Seller unless there is an express agreement between Buyer and Seller that the recordation tax and local transfer tax will not be paid entirely by Seller. In this Agreement, the parties agree that the costs of transfer tax and recordation tax shall be paid by Buyer.

                        check if first-time Maryland Home
                                     Buyer.

             9.    DEFAULT.

                   (a) If Buyer shall have fully performed its obligations hereunder and Seller breaches this Agreement or otherwise fails to perform or observe any of the covenants or obligations to be performed or observed by Seller hereunder, or if any of Seller's representations or warranties hereunder is incorrect or untrue as of the Closing Date, Buyer shall have the right to
 (i) enforce Buyer's right of specific performance, (ii) bring suit for all damages suffered by reason of Seller's action or inaction, and/or (iii) enforce any and all other remedies available to Buyer at law or in equity.

                   (b) If Seller shall have fully performed its obligations hereunder and Buyer breaches this Agreement or otherwise fails to perform or observe any of the covenants or obligations to be performed or observed by Buyer hereunder, Seller shall have the right to (i) enforce Seller's right of specific performance, (ii) bring suit for all damages suffered by reason of Buyer's action or inaction, and/or (iii) enforce any and all other remedies available to Seller at law or in equity.

                   (c) In the event of litigation, the prevailing party shall be entitled to reasonable attorneys' fees and costs of litigation.

              10.   CLOSING DOCUMENTS.

                   (a) At Closing, upon payment of the Purchase Price, Seller shall execute and deliver to the closing officer or title company representative a special warranty deed, with covenants of further assurances, in the form attached hereto as Exhibit B and incorporated herein by reference, conveying fee simple title to the Property to Buyer free and clear of all liens, encumbrances, leases, easements, covenants, conditions, restrictions and other title exceptions other than the Permitted Property Exceptions.

                   (b) On the Closing Date, Buyer shall execute, acknowledge and
 deliver  all   additional   documents  that  may  reasonably  be  necessary  or
 appropriate to carry out the provisions hereof.

              11. OPERATIONS PENDING CLOSING. From and after the dates listed below, the parties shall perform as follows:

                   (a) From and after the Effective Date, Seller shall promptly furnish to Buyer copies of any and all notices or communications that Seller receives from (i) any governmental or quasi -governmental entities, or any other body having jurisdiction with respect to the use and occupancy or physical condition of the Property, and/or (ii) any other notice or communication relating to the Property.

                   (b) From and after the Effective Date, Seller shall promptly furnish to Buyer written notice of any event or condition that causes or may tend to cause a change in the facts relating to, or the accuracy, completeness or truth of, any of the representations, warranties, covenants, or any of the information provided herein.

                   (c) From and after the Effective Date, neither Seller nor Seller's agents, affiliates or employees shall sell, offer for sale., pen-nit the use of, negotiate with respect to, or otherwise deal in the sale, lease or other transfer of the Property or any interest therein.

             12. BROKERAGE. Each party represents and warrants to the other that it has dealt with no agent, broker or finder in connection with this Agreement, and each party shall indemnify, defend and save harmless the other from and against any loss, cost, damage or expense (including reasonable attorneys' fees) arising from a breach of such representation or warranty.

             13. NOTICES. All notices hereunder shall be in writing and shall be
 (i) delivered via commercial messenger delivery service with same day or overnight receipted delivery, or (ii) mailed, registered or certified U.S. mail, return receipt requested, first class postage prepaid, and shall be addressed as follows:

              If to Seller:    Henderson's Wharf Baltimore L.P.
                               c/o Gunn Financial, Inc.
                               45 Broad Street
                               Boston, MA 02109
                               ATTN: Charles Intravaia
                               Telecopy No. (617) 338-6164

              With a copy to:  Richard Rubin, Esquire
                               Neuberger, Quinn, Gielen,Rubin & Gibber, P.A.
                           Commerce Place, 27th Floor
                               One South Street
                         Baltimore, Maryland 21202-3201
                           Telecopy No. (410) 332-8594

             If to Buyer:      Richard Sassi
                               10 East Lee Street
                               Unit 1509
                            Baltimore, Maryland 21202
                           Telecopy No. (410)342-3155.

             With a copy to    Bruce D. Brown, Esquire
                               Siskind, Grady, Rosen & Hoover, P.A.
                               Jefferson Building
                               Two East Fayette Street
                               Baltimore, Maryland 21202
                               Telecopy No. (410) 332-0269

 Notices that are delivered by commercial messenger shall be deemed effective upon delivery to the commercial messenger. Notices that are sent by registered or certified mail shall be deemed delivered and effective the day the same is deposited in the U.S. mails. Each party may change its address or telecopy number by giving written notice as provided above. All notices shall also be sent via telecopy to the number set forth above on the same day as such notice is deposited with the messenger or U.S. Post Office.

             14. RESALE NOTICE. SELLER IS REQUIRED BY LAW TO FURNISH TO BUYER NOT LATER THAN FIFTEEN (15) DAYS PRIOR TO THE CLOSING CERTAIN INFORMATION CONCERNING THE CONDOMINIUM WHICH IS DESCRIBED IN ss.11-135 OF THE MARYLAND CONDOMINIUM ACT. THIS INFORMATION MUST INCLUDE AT LEAST THE FOLLOWING:

                   (I)  A COPY OF THE DECLARATION (OTHER THAN THE
  PLATS);

                    (II)  A COPY OF THE BYLAWS;

                    (III) A COPY OF THE RULES AND REGULATIONS OF THE
  CONDOMINIUM;

                    (IV)  A CERTIFICATE CONTAINING:

                         (1)   A STATEMENT DISCLOSING THE EFFECT ON
 THE PROPOSED CONVEYANCE OF ANY RIGHT OF FIRST REFUSAL OR OTHER RESTRAINT ON THE FREE ALIENABILITY OF THE UNIT, OTHER THAN ANY RESTRAINT CREATED BY THE UNIT OWNER;

                         (2)   A STATEMENT OF THE AMOUNT OF THE
 MONTHLY COMMON EXPENSE ASSESSMENT AND ANY UNPAID COMMON EXPENSE OR SPECIAL ASSESSMENT CURRENTLY DUE AND PAYABLE FROM THE SELLING UNIT OWNER;

                         (3)   A STATEMENT OF ANY OTHER FEES PAYABLE
  BY THE UNIT OWNERS TO THE COUNCIL OF UNIT OWNERS;

                         (4)   A STATEMENT OF ANY CAPITAL EXPENDITURES
 APPROVED BY THE COUNCIL OF UNIT OWNERS OR ITS AUTHORIZED DESIGNEE PLANNED AT THE TIME OF THE CONVEYANCE WHICH ARE NOT REFLECTED IN THE CURRENT OPERATING BUDGET INCLUDED IN THE CERTIFICATE;

                         (5)   THE MOST RECENTLY PREPARED BALANCE
 SHEET AND INCOME AND EXPENSE STATEMENT, IF ANY, OF THE CONDOMINIUM;

                         (6)   THE CURRENT OPERATING BUDGET OF THE
 CONDOMINIUM, INCLUDING DETAILS CONCERNING THE AMOUNT OF THE RESERVE FUND FOR REPAIR AND REPLACEMENT OF ITS INTENDED USE, OR A STATEMENT THAT THERE IS NO RESERVE FUND;

                         (7)   A STATEMENT OF ANY JUDGMENTS AGAINST
 THE CONDOMINIUM AND THE EXISTENCE OF ANY PENDING SUITS TO WHICH THE COUNCIL OF UNIT OWNERS IS A PARTY;

                         (8)   A STATEMENT GENERALLY DESCRIBING ANY
 INSURANCE POLICIES PROVIDED FOR THE BENEFIT OF THE UNIT OWNERS, A NOTICE THAT THE POLICIES ARE AVAILABLE FOR INSPECTION STATING THE LOCATION AT WHICH THEY ARE AVAILABLE, AND A NOTICE THAT THE TERMS OF THE POLICY PREVAIL OVER THE GENERAL DESCRIPTION;

                         (9) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE THAT ANY ALTERATION OR IMPROVEMENT TO THE UNIT OR TO THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT VIOLATES ANY PROVISION OF THE DECLARATION, BYLAWS, OR RULES OR REGULATIONS;

                         (10) A STATEMENT AS TO WHETHER THE COUNCIL OF UNIT OWNERS HAS KNOWLEDGE OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT, THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT, OR ANY OTHER PORTION OF THE CONDOMINIUM;

                         (11)  A  STATEMENT  OF  THE   REMAINING   TERM  OF  ANY
 LEASEHOLD ESTATE AFFECTING THE CONDOMINIUM AND THE PROVISIONS GOVERNING ANY EXTENSION OR RENEWAL OF IT; AND

                         (12) A DESCRIPTION OF ANY RECREATIONAL OR OTHER FACILITIES WHICH ARE TO BF USED BY THE UNIT OWNERS OR MAINTAINED BY THEM OR THE COUNCIL OF UNIT OWNERS, AND A STATEMENT AS TO WHETHER OR NOT THEY ARE TO BE A PART OF THE COMMON ELEMENTS; AND

                   (V) A STATEMENT BY THE UNIT OWNER AS TO WHETHER THF UNIT OWNER HAS KNOWLEDGE:

                         (1) THAT ANY  ALTERATION TO THE UNIT OR TO THE LIMITED
 COMMON   ELEMENTS   ASSIGNED  TO  THE  UNIT  VIOLATES  ANY  PROVISION  OF  THE
 DECLARATION, BYLAWS, OR RULES AND REGULATIONS;

                         (2) OF ANY VIOLATION OF THE HEALTH OR BUILDING CODES WITH RESPECT TO THE UNIT OR THE LIMITED COMMON ELEMENTS ASSIGNED TO THE UNIT; AND

                         (3) THAT THE UNIT IS SUBJECT TO AN EXTENDED LEASE UNDER ss.11-137 OF THE MARYLAND CONDOMINIUM ACT OR UNDER LOCAL LAW, AND IF SO, A COPY OF THE LEASE MUST BE PROVIDED.

             BUYER WILL HAVE THE RIGHT TO CANCEL THIS AGREEMENT WITHOUT PENALTY, AT ANY TIME WITHIN SEVEN (7) DAYS FOLLOWING DELIVERY TO BUYER OF ALL OF THIS INFORMATION. HOWEVER, AFTER THE CLOSING, BUYER'S RIGHT TO CANCEL THIS AGREEMENT IS TERMINATED.

              15. DISCLOSURE/DISCLAIMER STATEMENT. Attached hereto as Exhibit C and incorporated herein by reference is a notice to Buyer advising Buyer of Buyer's rights under ss. 10-702 of the Real Property Article of the Annotated Code of Maryland. Buyer acknowledges receipt of, and has executed, a copy of such notice. Pursuant to the provisions of ss.10-702 of the Real Property Article of the Annotated Code of Maryland, Seller has delivered to Buyer the written residential property disclaimer statement on the form attached hereto as Exhibit D and incorporated herein by reference.

              16. CERTIFICATE OF NON-FOREIGN STATUS. At Closing, Seller shall provide Buyer with either (i) an certificate of non-foreign status in substantially the form attached hereto as Exhibit E, stating that Seller is not a foreign person (as that term is defined in Section 1445 of the Internal Revenue Code) and providing Seller's tax identification number; or (ii) a "Qualifying Statement" as such term is defined by Section 1445 of the Internal Revenue Code.

              17.  MISCELLANEOUS PROVISIONS.

                   (a) This Agreement contains the sole, final and entire agreement between the parties and is intended to be an integration of all prior and contemporaneous agreements, conditions and undertakings between the parties. There are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as herein set forth.

                   (b) This Agreement may be amended by and only by an instrument executed and delivered by Seller and Buyer.

                   (c) This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective heirs, devisees, legatees, legal representatives, successors and assigns.

                   (d) This Agreement hall be governed by and construed in accordance with the laws of the State of Maryland.

                   (e) All provisions hereof shall survive the Closing Date, unless otherwise provided herein.

                   (f) Each of the parties agrees to execute and deliver upon reasonable demand of the other any document or instrument that such other party reasonably deems necessary or desirable to evidence or accomplish the rights herein conferred or to implement or consummate the purposes and intent hereof.

                   (g) Time is of the essence.

                   (h) No determination by any court, governmental or administrative entity or otherwise that any provision of this Agreement or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

                   (i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document. This Agreement may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

                   (j) The following exhibits are attached to, and made a part of, this
 Agreement:


                         A - Permitted Property Exceptions

                         B - Form of Deed

                    C - Notice to Buyer - Property Disclosure

                         D - Property Disclaimer Statement

                      E - Certificate of Non-Foreign Status

             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal on the date first above written.

 WITNESS/ATTEST:                  SELLER:

                                                                          (SEAL)
                                  Richard Sassi

 WITNESS:                         BUYER:

                                  HENDERSON'S WHARF BALTIMORE L.P.

                                  By: Henderson's Wharf Development
                                      Corporation, General Partner

                                      By:                                (SEAL)
                                      Name:
                                      Title:

                                            EXHIBIT A TO
                                   AGREEMENT OF SALE AND PURCHASE

                                   PERMITTED PROPERTY EXCEPTIONS

                                   SCHEDULE B
                            EXCEPTIONS FROM COVERAGE
                                   Policy No.

                                                           File No.1980348




  1 . Taxes payable On an annual basis have been paid through the fiscal year ending June 30, 1999, and other public charges (including assessments by any County, Municipality, Metropolitan District or Commission) payable on an annual basis have been paid through the year ending December 31, 1998. This policy does not insure against the balance of any public charges including assessments by any County, Municipality, Metropolitan District or Commission)payable on an annual basis subsequent to the year ending December 31, 1998. Nor does this policy insure against possible future tax levies, nor against possible public charges as defined above that have not been levied or assessed, which future taxes, charges and assessments are not now due and payable.

  3. Declaration of The Residences and Inn at Henderson's Wharf, a condominium, by Carley Capital Group dated August 30, 1988 and recorded among the Land Records of BaltimoreCity in Liber SEB no. 1821, folio 20, as amended by the following:
       a) Amendment to Declaration dated April 3, 1989 and recorded among the aforesaid Land Records in Liber SEB No. 2081, folio 329;
       b)    Second Amendment to Declaration dated July 31,   1990 and
             recorded among the aforesaid Land Records        in Liber SEB
             No. 2563, folio 230; and
       c) Third Amendment to Declaration dated December 14, 1992 and recorded among the aforesaid Land Records in Liber SEB No. 3578, folio 030.

4. Amended and Restated Henderson's Wharf Disposition Agreement dated October 10, 1984 and recorded among the Land Records of Baltimore City in Liber SEB No. 335, folio 062, as amended by First Amendment to Amended and Restated
Henderson's Wharf Disposition agreement dated July 31, 1990 and recorded among he aforesaid Land Records in Liber SEB No. 2563, folio 264.

                        CONTINUATION OF SCHEDULE B PART I
                                File No. 1951576

  5. Building Perimeter Easement and Connecting Easement established by Pedestrian Promenade Easement Agreement dated October 19, 1984 and recorded among the Land Records of Baltimore City in Liber SEB no. 335, folio 204, by and between Carley Capital Group and Mayor and City Council of Baltimore, as amended by the following:
        a) Amendment of Pedestrian Promenade Easement Agreement dated April 6, 1987 and recorded among the aforesaid Land Records in Liber SEB No. 1308, folio 589; and
        b) Second Amendment t o Pedestrian Promenade Easement Agreement dated July 31, 1990 and recorded among the aforesaid Land Records in Liber SEB No. 2563, folio 241;

6. Easement to the benefit of the Marina Owner over the Building Perimeter Easement and Commercial Courtyard Area, as established by Reciprocal Easement Agreement dated August 31, 1988 and recorded among the Land Records of Baltimore City in Liber SEB No. 1824, folio 162, by and between Carley Capital Group and The Council of Unit Owners of The Residences and Inn at Henderson's Wharf, a Condominium, Incorporated, as amended by:
(a)     Amended to Reciprocal Easement Agreement dated July 31, 1990 and recorded
             among the aforesaid Land Records in Liber SEB No. 2822, folio
        477; and
        (b) Second Amendment to Reciprocal Easement Agreement dated February 27, 1996 and recorded among the aforesaid Land Records in Liber SEB 5395, folio 91.

 7. Terms, conditions, easements, restrictions and other criteria as shown on the Plats entitled "The Residences at Henderson's Wharf, a Condominium", as follows:
(a)   Sheets 1 of 11 through 11 of 11 dated August, 1988 and recorded as
             Condominium Plat SEB No. 232; and
        (b) Sheets 1 of 11 through 11 of 11 dated September, 1988 and revised December 14, 1992 and recorded as Condominium Plat SEB No. 298.

                                            EXHIBIT B TO
                                   AGREEMENT OF SALE AND PURCHASE

                                                DEED

                                      DEED

              THIS DEED ("Deed") is made on this  day of             1 1998,
              from
  RICHARD SASSI ("Grantor") to HENDERSON'S WHARF BALTIMORE L.P., a Delaware limited partnership ("Grantee").

             The Grantor for a consideration of One Hundred Ten Thousand Dollars ($110,000.00) grants, conveys and assigns to the Grantee, its successors and assigns, in fee simple, the real property located in Baltimore City, Maryland, and described as follows:

             Condominium  Unit No.  402  ("Unit")  and  Parking  Unit  No.  P-61
 ("Parking Unit") in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM ("Condominium"), a condominium established under the provisions of Title I I of the Real Property Article of the Annotated Code of Maryland (1988 Replacement Volume as amended) by the operation and effect of a
 Declaration dated August 30, 1988, and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821, page 20, et. seq., made by Carley Capital Group (hereinafter together wit', any amendments thereto, referred to as the "Declaration"), all as the Unit, the Parking Unit and the Condominium are defined in the Declaration and are shown on those certain plats entitled "Condominium Plat, The Residences and Ian at Henderson's Wharf, a Condominium," dated August, 1988, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232, Sheets I through 11. as amended (all of which plats, together with any supplements thereto, are hereinafter referred to collectively as the "Condominium Plats").

 The improvements thereon being known as 1000 Fell Street, Unit No. 402, along with Parking Unit No. P-61 are hereinafter referred to as the "Property"; and

             Being the same property described in a Deed from Carley Capital Group to Grantor dated September 6, 1988 and recorded among the Land Records in Liber 1856, folio 239.

             TOGETHER WITH all improvements contained in the Property, and all appurtenances and advantages thereunto pertaining, including an undivided percentage interest in the common elements, common expenses and common profits in the condominium regime as set forth in the Declaration, the Bylaws and the Condominium Plats.

             TO HAVE AND TO HOLD the property hereby conveyed to Grantee, its successors and assigns, in fee simple, forever.

             The Grantor hereby covenants that it has not done or suffered to be done any act. matter or thing whatsoever to encumber the property hereby conveyed-, that it will warrant specially the property hereby; and that it will execute such further assurances of the same as may be requisite.

              IN WITNESS WHEREOF, the Grantor has executed this Deed under seal on the date first above written.

  WITNESS:                     GRANTOR:

                                                                          (SEAL)
                                  Richard Sassi


 STATE OF MARYLAND
 )
                               ) to wit:
 COUNTY OF
 )

             I HEREBY CERTIFY that on this day of -1 1998, before me. the subscriber, a Notary Public of the State of Maryland, personally appeared RICHARD SASSI. known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and he acknowledged that he executed the foregoing instrument for the purposes therein contained.

             IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.




                                          Notary Public

 My Commission Expires:

                                   CERTIFICATE

              THE UNDERSIGNED, AN ATTORNEY ADMITTED TO PRACTICE BEFORE THE COURT OF APPEALS OF MARYLAND, HEREBY CERTIFIES THAT THE ABOVE INSTRUMENT WAS PREPARED BY ME OR UNDER MY SUPERVISION.




                                Susan M. Wilkins,
                                    Attorney


 MR./MS. CLERK: AFTER THIS DEED OF EXCHANGE HAS BEEN RECORDED, PLEASE RETURN
 TO:

                         Susan M. Wilkins, Esq.
                         Neuberger, Quinn, Gielen, Rubin
                           & Gibber, P.A.
                         Commerce Place, 27th Floor
                         One South Street
                         Baltimore, Maryland 21202-3201

                                           EXHIBIT C TO
                                  AGREEMENT OF SALE AND PURCHASE

                               NOTICE TO BUYER-PROPERTY DISCLOSURE

                        NOTICE TO BUYER OF BUYER'S RIGHT
                     UNDER MARYLAND'S PROPERTY DISCLOSURE LAW

 NOTE: This Notice does not apply to: (1) The initial sale of single family residential real property; (2) a transfer that is exempt from the transfer tax under ss. 13-207 of the Tax-Property Article, except land installment contracts of sale under ss. 13 -207(l 1) of the Tax-Property Article and options to purchase real property under ss. 13 -207(12) of the Tax-Property Article; (3) a sale by a lender acquiring the real property by foreclosure or deed in lieu of foreclosure; (4) a sheriffs sale, tax sale, or sale by foreclosure, partition or by court appointed trustee; (5) a transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust; or (6) a transfer of single family residential real property to be converted by the buyer into a use other than residential use or to be demolished.

       SECTION 10-702 OF THE REAL PROPERTY ARTICLE OF THE ANNOTATED CODE OF MARYLAND ("SECTION 10-702") REQUIRES THAT SELLERS OF SINGLE FAMILY RESIDENTIAL PROPERTY PROVIDE YOU, THE BUYER, ON OR BEFORE ENTERING INTO A CONTRACT OF SALE,
 EITHER:

       (A) A WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT LISTING ALL DEFECTS OR INFORMATION OF WHICH THE SELLER HAS ACTUAL KNOWLEDGE IN RELATION TO THE FOLLOWING:

             (I) WATER AND SEWER SYSTEMS, INCLUDING THE SOURCE OF HOUSEHOLD WATER, WATER TREATMENT SYSTEMS, AND
             SPRINKLER SYSTEMS;

             (II)        INSULATION;

             (III) STRUCTURAL SYSTEMS, INCLUDING THE ROOF. WALLS. FLOORS, FOUNDATION, AND ANY BASEMENT;

             (IV)        PLUMBING, ELECTRICAL. HEATING, AND AIR
             CONDITIONING SYSTEMS;

             (V)         INFESTATION OF WOOD-DESTROYING INSECTS;

             (VI)        LAND USE MATTERS;

             (VII)       HAZARDOUS OR REGULATED MATERIALS, INCLUDING
             ASBESTOS,   LEAD-BASED PAINT, RADON, UNDERGROUND STORAGE
             TANKS, AND LICENSED LANDFILLS; AND

              (VIII)      ANY OTHER MATERIAL DEFECTS KNOWN TO THE
              SELLER;OR

        (B)   A WRITTEN DISCLAIMER STATEMENT PROVIDING THAT:

              (I)        THE SELLER MAKES NO REPRESENTATIONS OR
              WARRANTIES AS TO THE CONDITION OF THE REAL PROPERTY OR ANY IMPROVEMENTS ON THE REAL PROPERTY; AND

             (II)        THE BUYER WILL BE RECEIVING THE REAL PROPERTY
             "AS IS", WITH ALL DEFECTS THAT MAY EXIST, EXCEPT AS OTHERWISE PROVIDED IN THE CONTRACT OF SALE.

       AT THE TIME THE DISCLOSURE OR DISCLAIMER STATEMENT IS DELIVERED TO YOU, YOU ARE REQUIRED TO DATE AND SIGN A WRITTEN ACKNOWLEDGEMENT OF RECEIPT, WHICH SHALL BE INCLUDED IN OR ATTACHED TO THE CONTRACT OF SALE.

       YOU ARE HEREBY NOTIFIED THAT, IN CERTAIN CIRCUMSTANCES. YOU HAVE THE RIGHT TO RESCIND YOUR CONTRACT OF SALE WITH THE SELLER IF THE SELLER FAILS TO DELIVER TO YOU THE WRITTEN PROPERTY CONDITION DISCLOSURE STATEMENT. SECTION 10-702 PROVIDES THAT A BUYER WHO DOES NOT RECEIVE THE DISCLOSURE STATEMENT ON OR BEFORE ENTERING INTO THE CONTRACT OF SALE HAS THE UNCONDITIONAL RIGHT, UPON WRITTEN NOTICE TO THE SELLER OR SELLER'S AGENT:

             (I) TO RESCIND THE CONTRACT OF SALE AT ANY TIME BEFORE THE RECEIPT OF THE DISCLOSURE STATEMENT OR WITHIN 5 DAYS FOLLOWING RECEIPT OF THE DISCLOSURE STATEMENT; AND

             (II) TO THE IMMEDIATE RETURN OF ANY DEPOSITS MADE ON ACCOUNT OF THE CONTRACT.

 IF THE DISCLOSURE STATEMENT IS DELIVERED TO YOU LATER THAN 3) DAYS AFTER THE SELLER ENTERS INTO A CONTRACT OF SALE WITH YOU. THE CONTRACT IS VOID. YOUR RIGHT TO RESCIND THE CONTRACT OF SALE UNDER SECTION 10-702 TERMINATES IF NOT EXERCISED BEFORE MAKING A WRITTEN APPLICATION TO A LENDER FOR A MORTGAGE LOAN, IF THE LENDER DISCLOSES IN WRITING AT OR BEFORE THE TIME APPLICATION IS MADE THAT THE RIGHT TO RESCIND TERMINATES ON SUBMISSION OF THE APPLICATION.

       YOUR RIGHTS AS A BUYER UNDER SECTION 10-702 MAY NOT BE WAIVED IN THE CONTRACT OF SALE AND ANY ATTEMPTED WAIVER IS VOID. YOUR RIGHTS

  AS THE BUYER TO TERMINATE THE CONTRACT UNDER SECTION 10-702 ARE WAIVED CONCLUSIVELY IF NOT EXERCISED BEFORE:

              (I) CLOSING OR OCCUPANCY BY YOU, WHICHEVER OCCURS FIRST, IN THE EVENT OF A SALE; OR

             (II)        OCCUPANCY, IN THE EVENT OF A LEASE WITH OPTION
             TO PURCHASE.

 THE INFORMATION CONTAINED IN THE PROPERTY CONDITION DISCLOSURE STATEMENT IS THE REPRESENTATION OF THE SELLER AND NOT THE REPRESENTATION OF THE REAL ESTATE BROKER OR SALESPERSON, IF ANY. THE SELLER IS NOT REQUIRED TO UNDERTAKE OR PROVIDE AN INDEPENDENT INVESTIGATION OR INSPECTION OF THE PROPERTY IN ORDER TO MAKE THE DISCLOSURES REQUIRED BY SECTION 10-702. THE SELLER IS NOT LIABLE FOR AN ERROR, INACCURACY OR OMISSION IN THE DISCLOSURE STATEMENT IF THE ERROR, INACCURACY, OR OMISSION WAS BASED UPON INFORMATION THAT WAS NOT WITHIN THE ACTUAL KNOWLEDGE OF THE SELLER. OR WAS PROVIDED TO THE SELLER BY A THIRD PARTY.

       YOU HAVE THE RIGHT TO OBTAIN PROFESSIONAL ADVICE ABOUT THE PROPERTY OR OBTAIN AN INSPECTION OF THE PROPERTY.

       THE UNDERSIGNED BUYER(S) ACKNOWLEDGES RECEIPT OF THIS NOTICE ON THE DATE INDICATED BELOW.
 WITNESS:                                 HENDERSON'S WHARF
                                          BALTIMORE L.P.
                                          By: Henderson's Wharf
                                              Development Corp
                                              General Partner
                                       By:
                                      Name:
                                     Title:
                                      Date:

                                           EXHIBIT D TO
                                   AGREEMENT OF SALE AND PURCHASE

                                    PROPERTY DISCLAIMER STATEMENT

   MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

                      NOTICE TO SELLER AND BUYER

 Section ss. 10-702 of the Real Property Article, Annotated Code of Maryland, requires the owner of certain residential real property to furnish to the BUYER either (a) a RESIDENTIAL PROPERTY DISCLAIMER STATEMENT stating that the owner is selling the property "as is" and makes no representations or warranties as to the condition of the property or any improvements on the real property, except as otherwise provided in the contract of sale, or (b) a RESIDENTIAL PROPERTY DISCLOSURE STATEMENT disclosing defects or other information about the condition of the real property actually known by the owner. Certain transfers of residential property are excluded from this requirement (see the exemptions listed below).

  MARYLAND RESIDENTIAL PROPERTY DISCLAIMER STATEMENT

 NOTICE TO OWNER(S): Sign this statement only if you elect to sell the property without representations and warranties as to its condition', except as otherwise provided in the contract of sale; otherwise, complete and sign the RESIDENTIAL PROPERTY DISCLOSURE STATFMENT.

  Property Address:1000 Fell Street, Condominium Unit No. 402, along with
  Parking Unit No. P-6 1.

 Legal Description: Condominium Unit No. 402 and Parking Unit No. P-61 in THE RESIDENCES AND INN AT HENDERSON'S WHARF, A CONDOMINIUM, as established pursuant to a Declaration dated August 30, 1988, and recorded among the Land Records of Baltimore City (the "Land Records") at Liber S.E.B. No. 1821, page 20, as amended by Amendment to Declaration dated April 3, 1989 and recorded among the Land Records at Liber S.E.B. No. 2081, folio 329, and as further amended by Second Amendment to Declaration dated July 31, 1990, and recorded among the Land Records at Liber S.E.B. No. 2563, folio 230, and as further amended by Third Amendment to Declaration dated as of December 14, 1992, and recorded among the Land Records at Liber S.E.B. No. 3578, folio 30 (as amended, the "Declaration"). and the Bylaws attached thereto (the "Bylaws"), and as shown on those certain plats entitled "Condominium Plat, The Residences and Inn at Henderson's Wharf, a Condominium," dated August, 1988, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. No. 232, Sheets I through 11, as amended by condominium plats dated December 14, 1992, and recorded among the Plat Records of Baltimore City at Condominium Plat Record Book S.E.B. 298, Sheets I through I I (as amended, the "Condominium Plats").

  The undersigned owner(s) of the real property described above make no representations or warranties as to the condition of the real property or any improvements thereon, and the BUYER will be receiving the real property "as is", with all defects which may exist, except as otherwise provided in the real estate contract of sale. The owner(s) acknowledge having carefully examined this statement and further acknowledge that they have been informed of their rights and obligations under Section ss. 10-702 of the Maryland Real Property Article.

  SELLER:                                                       (SEAL)
                                  Richard Sassi

                                  Date:


 The BUYER(s) acknowledge receipt of a copy of this disclaimer statement and further acknowledge that he has been informed of his rights and obligations under Section ss. 10-702 of the Maryland Real Property Article.

 BUYER:                        HENDERSON'S WHARF BALTIMORE L.P.

                        By: Henderson's Wharf Development
                                  Corporation, General Partner

 Date:                         By:
                                      Name:
                                      Title:

       MARYLAND RESIDENTIAL FROPERTY DISCLOSURE ACT

 10-702. Exemptions. - The following are specifically excluded from the provisions of Section 10-702:

  1.   The initial sale of single family Residential
  Real Property;

     2. A transfer that is exempt from the transfer tax under ss. 13 -207 of the Tax-Property Article, except land installment contracts of sale under ss.13-207(11) of the Tax-Property Article except hand installment Contracts of Sale under ss. 1 3-207(l 1) of the Tax Property Article and options to purchase real property under ss.13-207(12) of the Tax-Property Article;

  3. A sale by a lender acquiring the Real Property by foreclosure or deed in lieu of foreclosure;

  4. A sheriffs sale, tax sale, or sale by foreclosure, partition, or by court appointed trustee;

  5. A transfer by a fiduciary in the course of the administration of a decedent's estate, guardianship, conservatorship, or trust; or

 6. A transfer of single family Residential Real Property to be converted by the Buyer into a use other than residential use or to be demolished.

                                  EXHIBIT E TO
                     AGREEMENT OF SALE AND PURCHASE

                     PROPERTY DISCLAIMER STATEMENT

                   CERTIFICATION OF NON-FOREIGN STATUS

       Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the undersigned's disposition of a U.S. real property interest, the undersigned does hereby certify the following:

        I . The undersigned is not a nonresident alien for purposes of U.S. income taxation.

       2. The undersigned's U.S. taxpayer identifying number is

       3. The undersigned's address is:

       The undersigned does understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement made here could be punished by fine, imprisonment, or both.

       Under penalties of perjury,  the undersigned does hereby declare that the
 undersigned  has  examined  this   certification   and,  to  the  best  of  the
 undersigned's knowledge and belief, it is true, correct, and complete.

 Dated:                  , 1998





                               By:
                                  Richard Sassi